SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

DREYER’S GRAND ICE CREAM HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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To the Stockholders of Dreyer’s Grand Ice Cream Holdings, Inc.

      You are cordially invited to attend the Annual Meeting of Stockholders of Dreyer’s Grand Ice Cream Holdings, Inc. (the “Company”) that will be held at the Nile Hall in Preservation Park, 1233 Preservation Park Way, Oakland, California, on Wednesday, May 19, 2004, at 2:00 p.m. We hope that you will be able to attend, participate and hear management’s report to the stockholders.

      On the following pages, you will find a Notice of Annual Meeting of Stockholders and Proxy Statement. We suggest that you read the Proxy Statement carefully.

      Please use this opportunity to take part in the affairs of the Company by voting on the matters to be acted upon at the meeting. Whether or not you plan to attend the meeting, please complete, sign, date and return the accompanying proxy in the enclosed postage-paid envelope or vote via the Internet or by telephone. See “Voting Via the Internet or by Telephone” in the Proxy Statement for more details. Please note that there are separate Internet and telephone voting arrangements depending upon whether your shares are registered in your name or in the name of a bank or broker. Please note that returning the proxy or voting via the Internet or by telephone does NOT deprive you of your right to attend the meeting and to vote your shares in person for the matters acted upon at the meeting.

      The Directors and Officers of the Company look forward to meeting with you.

T. GARY ROGERS	PETER BRABECK-LETMATHE
Chairman of the Board of Directors and	Vice Chairman of the Board of Directors
Chief Executive Officer

Oakland, California

April 22, 2004

i

Notice of Annual Meeting of Stockholders

May 19, 2004

      The Annual Meeting of Stockholders of DREYER’S GRAND ICE CREAM HOLDINGS, INC. (the “Company”) will be held on Wednesday, May 19, 2004, at 2:00 p.m. at the Nile Hall in Preservation Park, 1233 Preservation Park Way, Oakland, California, for the following purposes:

1.	Electing ten directors to the Board of Directors;

2.	Approving the Company’s 2004 Long-Term Incentive Plan (“2004 LTIP”) in order to preserve our ability to deduct in full certain plan-related compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”);

3.	Approving the appointment of PricewaterhouseCoopers LLP (“PwC”) as independent public accountants for the 2004 fiscal year of the Company; and

4.	Considering and acting upon such other business as may properly come before the meeting or at any postponements or adjournments thereof.

      A complete list of the stockholders entitled to vote at the meeting, including the address and number of shares registered in the name of each stockholder, will be open for examination by any stockholder, for any purpose germane to the meeting, at the Company’s corporate office (5929 College Avenue, Oakland, California) during ordinary business hours for ten calendar days before the date of the meeting. The list will also be available for inspection at the meeting.

      The close of business on April 7, 2004, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

MARK LEHOCKY
Vice President, General Counsel and
Secretary

April 22, 2004

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED, POSTAGE-PAID ENVELOPE OR VOTE VIA THE INTERNET OR BY TELEPHONE.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS

AND THE ANNUAL MEETING

Q:	Why am I receiving these materials?

A:	The Company’s Board of Directors is providing these proxy materials for you in connection with the Company’s 2004 Annual Meeting of Stockholders (the “Annual Meeting”), which will take place on May 19, 2004. Stockholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

Q:	What information is contained in these materials?

A:	The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and our most highly paid officers, and certain other required information. The Company’s Annual Report on Form 10-K for the fiscal year ended December 27, 2003, proxy card and return envelope are also enclosed.

Q:	What proposals will be voted on at the Annual Meeting?

A:	There are three proposals scheduled to be voted on at the Annual Meeting:

•	the election of ten directors to the Board of Directors;

•	the approval of the 2004 LTIP; and

•	the ratification of the appointment of PwC as the Company’s independent public accountants.

Q:	What is the Company’s voting recommendation?

A:	The Company’s Board of Directors recommends that you vote your shares “FOR” each of the nominees to the Board of Directors; “FOR” the approval of the 2004 LTIP; and “FOR” the ratification of the appointment of PwC as the Company’s independent public accountants.

Q:	What shares owned by me can be voted?

A:	All shares owned by you as of the close of business on April 7, 2004 (the “Record Date”) may be voted by you. You may cast one vote per share of Class A Callable Puttable Common Stock or Class B Common Stock that you held on the Record Date. These shares include shares that are: (1) held directly in your name as the stockholder of record; and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee or shares purchased through the 401(k) Plan (the “DGIC 401(k) Plan”) of Dreyer’s Grand Ice Cream, Inc., the Company’s wholly-owned subsidiary.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	Most stockholders of the Company hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with the Company’s transfer agent, Mellon Investor Services, Inc., you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the Annual Meeting. The Company has enclosed a proxy card for you to use. You may also vote by Internet or by telephone as described below under “How can I vote my shares without attending the Annual Meeting?”

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee regarding how to vote your shares. You may also vote by Internet or by telephone as described below under “How can I vote my shares without attending the Annual Meeting?”

Q:	How can I vote my shares in person at the Annual Meeting?

A:	Shares held directly in your name as the stockholder of record may be voted in person at the Annual Meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification. Even if you plan to attend the Annual Meeting, the Company recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

Shares held in street name may be voted in person by you if you obtain a signed proxy from the record holder giving you the right to vote the shares.

Q:	How can I vote my shares without attending the Annual Meeting?

A:	Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the Annual Meeting by Internet, telephone or completing and mailing your proxy card or voting instruction card in the enclosed pre-paid envelope. Please refer to the enclosed materials for details.

Q:	Can I change my vote?

A:	You may change your proxy instructions at any time prior to the vote at the Annual Meeting. You may accomplish this by granting a new proxy card or new voting instruction card bearing a later date (which automatically revokes the earlier proxy instructions) or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q:	How are votes counted?

A:	Each proposal requires the presence of a quorum at the Annual Meeting. The Company’s bylaws provide that a majority of all the shares entitled to vote, whether present in person or by proxy, will constitute a quorum for transaction of business at the Annual Meeting. In the election of directors, you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. Votes that are “WITHHELD” will count for purposes of determining a quorum, but will not effect the outcome of the election of directors. For the approval of the 2004 LTIP and the ratification of PwC, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions will be counted for the purposes of determining a quorum for the ratification of PwC and for the approval of the 2004 LTIP. Abstentions will not affect the outcome of the vote for either the ratification of PwC or the approval of the 2004 LTIP. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board. Any undirected shares that you hold in the DGIC 401(k) Plan will be voted in proportion to the way the other DGIC 401(k) Plan stockholders vote their DGIC 401(k) Plan shares.

Q:	What is the voting requirement to approve each of the proposals?

A:	In the election for directors, the ten persons receiving the highest number of “FOR” votes will be elected. The proposals regarding the ratification of PwC and the approval of the 2004 LTIP require the affirmative “FOR” vote of a majority of those shares present and entitled to vote. If you are a beneficial owner and do not provide the stockholder of record with voting instructions, your shares may constitute broker non-votes, as described in the section entitled “Voting Information.”

Q:	What does it mean if I receive more than one proxy or voting instruction card?

A:	It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:	Where can I find the voting results of the 2004 Annual Meeting?

A:	The Company will announce preliminary voting results at the Annual Meeting and publish final results in the Company’s Quarterly Report on Form 10-Q for the second quarter of fiscal 2004.

PROXY STATEMENT

INTRODUCTION

      This Proxy Statement is furnished to the stockholders of Dreyer’s Grand Ice Cream Holdings, Inc., a Delaware corporation (the “Company”), by the Board of Directors of the Company (the “Board of Directors”), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of the Company to be held on May 19, 2004, and at all adjournments or postponements thereof (the “Annual Meeting”). The mailing address of the Company is 5929 College Avenue, Oakland, California 94618, and its telephone number is (510) 652-8187. The approximate date on which this Proxy Statement and the enclosed form of proxy are to be sent to stockholders is on or about April 22, 2004.

General

      The Company entered into an Agreement and Plan of Merger and Contribution, dated June 16, 2002, as amended (the “Merger Agreement”), with Dreyer’s Grand Ice Cream, Inc. (“DGIC”), December Merger Sub, Inc., Nestlé Holdings, Inc. (“Nestlé”) and NICC Holdings, Inc. (“NICC Holdings”) a wholly-owned subsidiary of Nestlé, to combine DGIC with Nestlé’s United States frozen dessert business operated by Nestlé Ice Cream Company, LLC (“NICC”). On June 26, 2003 (the “Merger Closing Date”), upon the closing of the transactions under the Merger Agreement (the “Dreyer’s Nestlé Transaction”) DGIC and NICC each became a subsidiary of the Company.

      On the Merger Closing Date, each stockholder (other than Nestlé and its affiliates) who held shares of DGIC Common Stock on June 26, 2003 received one share of the Company’s Class A Callable Puttable Common Stock ($0.01 par value) for each share of DGIC Common Stock. The Company’s Class A Callable Puttable Common Stock is traded on The Nasdaq Stock Market (“Nasdaq”) under the ticker symbol “DRYR.” Subject to the terms and conditions of the amended and restated certificate of incorporation of the Company, the holders of the Company’s Class A Callable Puttable Common Stock will be permitted to sell (put) some or all of their shares to the Company’s for $83.00 per share during two periods, the first beginning on December 1, 2005 and ending on January 13, 2006, and the second beginning on April 3, 2006 and ending on May 12, 2006. The Class A Callable Puttable Common Stock will also be subject to purchase (call) by the Company at the request of Nestlé at $88.00 per share during a six-month period beginning on January 1, 2007 and ending on June 30, 2007. As a result of the Dreyer’s Nestlé Transaction, NICC Holdings contributed all of its ownership interest of NICC to the Company and received, in exchange for such contribution, 55,001,299 shares of Class B Common Stock ($0.01 par value) of the Company. The Class B Common Stock is similar to the Class A Callable Puttable Common Stock, except that it lacks the call and put features, has additional voting rights and is not publicly traded. The shares of DGIC’s Common Stock held by Nestlé immediately prior to the closing of the Dreyer’s Nestlé Transaction were converted into the same number of shares of Class B Common Stock of the Company upon the closing of the Dreyer’s Nestlé Transaction.

      Under the listing standards of Nasdaq, a “Controlled Company” is a company of which more than 50% of the voting power is held by an individual, a group or another entity. As a result of the Dreyer’s Nestlé Transaction, Nestlé S.A., the indirect parent of Nestlé, has filed a Schedule 13D with the Securities and Exchange Commission (the “SEC”) to report the ownership by Nestlé and its subsidiaries of an aggregate of 64,564,315 shares of the Company’s Class B Common Stock, which represents 68.26% of the Company’s outstanding shares of Class A Callable Puttable Common Stock and Class B Common Stock combined (collectively referred to in this Proxy Statement as the “Common Stock”) as of April 7, 2004. On the basis of this filing, the Company is a Controlled Company. As a Controlled Company, the Company is exempt from certain listing standards of Nasdaq. Specifically, the Company is not required to have: (i) a board of directors comprised of a majority of independent directors; (ii) a compensation committee comprised of independent directors; or (iii) director nominees selected, or recommended for selection by the board of directors, by a majority of the independent directors or a nominations committee comprised solely of independent directors. However, the Company is not exempt from the Nasdaq requirements to hold regularly scheduled meetings in which only the independent directors are present and to have an Audit Committee comprised of at least three independent directors.

Annual Report

      The Company’s Annual Report on Form 10-K for the fiscal year ended December 27, 2003 is being furnished concurrently with this Proxy Statement to all stockholders entitled to vote at the Annual Meeting. The Annual Report on Form 10-K is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

Solicitation by the Board of Directors; Revocation of Proxies

      The proxy in the form enclosed is solicited by the Board of Directors. Any person signing a proxy in the form accompanying this Proxy Statement, or voting via the Internet or by telephone, has the power to revoke the proxy or the vote either before the Annual Meeting or at the Annual Meeting before the vote on the matters presented at the Annual Meeting. A proxy may be revoked by a later proxy that is signed by the person who signed the earlier proxy and presented at the Annual Meeting or by attendance at the Annual Meeting and voting in person.

Costs of Solicitation

      The entire cost of soliciting the proxies, including the printing and mailing of the proxy materials, will be borne solely by the Company. The Company has retained the services of ADP-Investor Communication Services (“ADP”) to aid in the distribution and voting of proxies from brokers, bank nominees and other institutional owners. The Company estimates that it will pay ADP approximately $10,000 for its proxy-related services plus costs associated with the mailing of the proxy materials. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding proxy material to such beneficial owners.

      Proxies may be solicited by directors, officers and regular employees of the Company personally or by telephone, the Internet, facsimile or mail. These services will be provided by such persons without additional compensation to them.

Voting of Board of Directors’ Proxies

      The shares represented by the Board of Directors’ proxies will be voted FOR the election of the Board of Directors’ nominees, FOR the approval of the 2004 LTIP, FOR the approval of PwC as independent public accountants for the 2004 fiscal year of the Company and, at the discretion of the proxy holders, on any other matters that may properly come before the Annual Meeting, unless there are contrary instructions indicated on a proxy.

Shares Outstanding, Voting Rights and Record Date

      The Board of Directors has fixed the close of business on April 7, 2004, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. There were 29,863,002 shares of Class A Callable Puttable Common Stock and 64,564,315 shares of Class B Common Stock of the Company outstanding as of the close of business on April 7, 2004. Each share of Class A Callable Puttable Common Stock and Class B Common Stock is entitled to one vote at the Annual Meeting. There are no cumulative voting rights.

BOARD OF DIRECTORS

Nominees for Director

      Under the Company’s Bylaws and the Governance Agreement among Nestlé, Nestlé S.A. and the Company dated as of June 26, 2003, as amended (the “Governance Agreement”), the Board of Directors consists of ten directors. Ten directors will be elected at the Annual Meeting and will hold office until the earlier of the 2005 Annual Meeting of Stockholders or until their respective successors are elected and qualified. The Governance Agreement provided that the Board of Directors immediately following the closing of the Dreyer’s Nestlé Transaction would be comprised of: (i) five directors nominated by Nestlé, including Peter Brabeck-Letmathe, who serves as the Vice Chairman of the Board of Directors; (ii) T. Gary Rogers, who serves, and will continue to serve, as the Chairman of the Board of Directors for so long as he is the Chief Executive Officer of the Company; (iii) William F. Cronk, III; and (iv) three independent directors nominated by the Company. Upon the closing of the Dreyer’s Nestlé Transaction on June 26, 2003 and in accordance with the Governance Agreement, the ten directors listed below were appointed to the Board of Directors, each of whom is a nominee for election to the Board of Directors at the Annual Meeting. The Governance Agreement provides that, prior to July 1, 2007, at all times 50% of the then-serving members of the Company’s Board of Directors will be directors nominated by Nestlé and Nestlé has agreed to use its best efforts to make sure that such Nestlé directors do not comprise more than 50% of the then-serving members of the Board of Directors. The three independent directors have the right to nominate any replacement for an independent director. The five directors nominated by Nestlé are: Peter Brabeck-Letmathe, Tahira Hassan, Carlos E. Represas, Jorge M. Sadurni and Joe Weller. The three independent director nominees are: Jan L. Booth, John W. Larson and Timothy P. Smucker.

      The following brief statements contain biographical information about the nominees:

Director
Age	Principal Occupation and Other Information

Jan L. Booth Age: 53	Ms. Booth has been self employed as a private investor since 1990. Prior thereto, Ms. Booth was self-employed as a business consultant since 1988. From 1981 to 1987, Ms. Booth served as Vice President — Marketing of DGIC. Before joining DGIC, Ms. Booth was employed by Crown Zellerbach’s Consumer Products Division. From 1997 to June 26, 2003, Ms. Booth served as a director of DGIC.
Peter Brabeck-Letmathe Age: 59	Mr. Brabeck-Letmathe has served as Vice Chairman of the Board of Directors of the Company since June 26, 2003, Vice Chairman of the Board of Directors of Nestlé S.A. since April 2001 and Chief Executive Officer of Nestlé S.A. since June 1997. Prior thereto, Mr. Brabeck-Letmathe served as Executive Vice President of Nestlé S.A. since January 1992. Mr. Brabeck-Letmathe began his career with a Nestlé S.A. affiliate in 1968 and was employed in various capacities in Switzerland and South America between 1968 and 1992. Mr. Brabeck-Letmathe also serves as the Vice Chairman of Credit Suisse Group and a director of Roche Holding S.A., L’Oreal and Alcon Laboratories, Inc.
William F. Cronk, III Age: 61	Mr. Cronk retired from DGIC in October 2003. From 1977 to June 26, 2003, Mr. Cronk served as a director of DGIC and from April 1981 to June 26, 2003, Mr. Cronk served as the President of DGIC.
Tahira Hassan Age: 50	Ms. Hassan was appointed Senior Vice President, Strategic Supply Chain of Nestlé S.A in July 2003 after serving as Vice President, Deputy Operations of Zone Americas of Nestlé S.A. for two years. Previously, Ms. Hassan served in Nestlé Canada Inc. for 13 years in various roles, including President, Ice Cream Division and Executive Vice President, Consumer Demand Chain. She began her career in the U.K. in 1973 and joined Nestlé Canada Inc. when Rowntree Company was acquired in 1988.
John W. Larson Age: 66	Mr. Larson has been self-employed as a private investor since 1993. Prior thereto, Mr. Larson served as Chief Operating Officer of The Chronicle Publishing Company, a privately-held, diversified media company, since 1989. From 1984 to 1989, Mr. Larson served as a General Partner of J.H. Whitney & Co., a venture capital and buyout firm. Prior to joining J.H. Whitney & Co., Mr. Larson served as the Managing Director of the San Francisco office of McKinsey & Company, Inc. Mr. Larson also serves as a member of the Board of Control of Crown Pacific Partners, LP, a forest products concern. Mr. Larson served as a director of DGIC from 1993 until June 26, 2003.
Carlos E. Represas Age: 58	Mr. Represas has served as Executive Vice President of Nestlé S.A. since 1994 and is responsible for the operations of Nestlé S.A. in the Americas. Prior thereto, Mr. Represas served in various capacities with Nestlé S.A. or one of its affiliates since 1968. Mr. Represas also serves as a director of Vitro, S.A. de C.V.

Director
Age	Principal Occupation and Other Information

T. Gary Rogers Age: 61	Mr. Rogers has served as the Chairman of the Board of Directors and Chief Executive Officer of the Company since the closing of the Dreyer’s Nestlé Transaction on June 26, 2003. Prior thereto, Mr. Rogers served as the Chairman of the Board of Directors and Chief Executive Officer of DGIC since its incorporation in 1977. Mr. Rogers also serves as a director of Levi Strauss & Company.
Jorge M. Sadurni Age: 45	Mr. Sadurni has served as the Senior Vice President of the Ice Cream Strategic Business Unit of Nestec Ltd. since August 2001. Prior thereto, Mr. Sadurni served as the Country Manager of Nestlé Puerto Rico since October 2000. From 1997 until October 2000, Mr. Sadurni served as the Managing Director of Nestlé Ice Cream Mexico. Mr. Sadurni began his career with a Nestlé S.A. affiliate in 1979.
Timothy P. Smucker Age: 59	Mr. Smucker has served as the Chairman of The J.M. Smucker Company, a food products manufacturer, since 1987 and as the Co-Chief Executive Officer since February 2001. He has served as a director of The J.M. Smucker Company since 1973. Mr. Smucker served as a director of DGIC from 1997 until June 26, 2003.
Joe Weller Age: 59	Mr. Weller has served as the Chairman and Chief Executive Officer of Nestlé USA, Inc. since 1995. Prior thereto, Mr. Weller served in various capacities with the Carnation Company (which was acquired by a Nestlé S.A. affiliate in 1985), Nestlé USA, Inc. or its affiliates since 1968. Since 2001, Mr. Weller has also served as Chairman of Nestlé Purina PetCare Company.

Committees of the Board

      Committees of the Board of Directors are as follows:

Audit Committee

      The Audit Committee is currently composed of the following three directors, each of whom, in the judgment of the Board of Directors, is an “independent director” as defined in the listing standards for Nasdaq: Mr. Larson (Chairman); Ms. Booth; and Mr. Smucker. The Audit Committee meets on the call of the Chairman of the Audit Committee and at the request of the independent public accountants and, on at least one occasion each year, meets with the independent public accountants to discuss: (i) the scope of the audit engagement, including the range and cost of audit and non-audit services; (ii) the results of each annual audit and the financial statements and notes included in the Company’s Annual Report on Form 10-K; and (iii) other matters pertaining to the audit, including the Company’s accounting policies and internal controls. The Committee is also responsible for engaging, subject to submission to the stockholders for their approval, independent public accountants to audit the Company’s financial statements, as well as advising the Board of Directors with respect to the scope of the audit, the Company’s accounting policies and internal controls.

      At the present time, no member of the Audit Committee qualifies for designation as a “financial expert” as defined under SEC rules and regulations, which basically is limited to persons who have prepared or audited financial statements of comparable public companies. However, the Board of Directors believes that each of the current members of the Audit Committee is fully qualified to monitor the performance of management and its internal accounting operations and the independent auditors and that at least one member of the Audit Committee possesses the level of financial literacy required under Nasdaq listing standards. In addition, the Audit Committee has the ability to retain independent accountants and other consultants if it deems appropriate. Accordingly, the Board of Directors believes that the qualifications of the members of the Audit Committee are sufficient to enable them to meet their obligations under the Charter of the Audit Committee.

Compensation Committee

      The Compensation Committee is currently composed of the following four directors: Mr. Represas (Chairman); Ms. Booth; Mr. Smucker; and Mr. Weller. None of the members of the Compensation Committee are employees of the Company in any capacity. Although the Board of Directors has determined that Mr. Represas and Mr. Weller do not qualify as an “independent directors” as defined in the Nasdaq listing standards, because the Company is a Controlled Company, it is exempt from the requirement that the members of the Compensation Committee be independent. The Compensation Committee makes recommendations to the Board of Directors with respect to the salaries, bonuses and other forms of remuneration to be paid to the Chief Executive Officer of the Company and the terms and conditions of his employment and reviews recommendations of the Company’s Chief Executive Officer with respect to the salaries, bonuses and other forms of remuneration to be paid to the Company’s four other most highly compensated executive officers of the Company (collectively with the Chief Executive Officer, such five officers are referred to herein as the “Named Executive Officers”). In addition, the Compensation Committee is the Administrator of the (i) 2004 LTIP; (ii) Dreyer’s Grand Ice Cream Holdings, Inc. Deferred Compensation Plan (the “Deferred Compensation Plan”); (iii) Dreyer’s Grand Ice Cream, Inc. Stock Option Plan (1992) (the “1992 Plan”); and (iv) Dreyer’s Grand Ice Cream, Inc. Stock Option Plan (1993) (the “1993 Plan”). No additional options will be granted under either the 1992 Plan or the 1993 Plan.

Other Committees

      Because the Company is a Controlled Company, it is exempt from the requirement to have a nominating committee under the listing standards of Nasdaq and therefore does not have a nominating committee, a governance committee or any other committee that performs the functions of such committees. Information about the Company’s status as a Controlled Company is provided under the heading “General” on page 5. In addition, the Governance Agreement specifies the composition of the Board of Directors and addresses certain corporate governance matters. Information about the Governance Agreement is provided under the headings “Board of Directors — Nominees for Director” on page 6 and “Other Relationships” on page 24.

Independent Directors

      The Company is exempt from the requirement to have a majority of independent directors on its Board of Directors because it is a Controlled Company under the listing standards of Nasdaq. See “General” on page 5.

Director Nominations

      The Governance Agreement specifies the manner of selecting nominees to the Board of Directors. Accordingly, the Company has not adopted a policy concerning stockholder nominations for director. A description of the manner of selecting nominees to the selection process is provided under the heading “Board of Directors — Nominees for Director” on page 6.

Stockholder Communications With Directors

      Stockholders may send any communications to the Board of Directors or any individual director at the following address:

Board of Directors (or name of individual director)

c/o Corporate Secretary
Dreyer’s Grand Ice Cream Holdings, Inc.
5929 College Avenue
Oakland, CA 94618

      The Corporate Secretary will forward all communications to the Board of Directors or to the identified director(s) as soon as practicable, although communications that are abusive, in bad taste or that present safety or security concerns may be handled differently.

Director Attendance at Annual Meetings of Stockholders

      The Company does not have a formal policy regarding attendance by members of the Board of Directors at annual meetings of stockholders, but they are encouraged to attend.

Attendance at Board and Committee Meetings

      During 2003, following the closing of the Dreyer’s Nestlé Transaction on June 26, 2003, there were two meetings of the Board of Directors, the Audit Committee met one time and the Compensation Committee did not meet. During fiscal 2003, no director attended fewer than 75% of the total number of meetings of the Board of Directors and all of the committees of the Board of Directors on which such director served during that period.

Remuneration of Directors

      During the period beginning upon the closing of the Dreyer’s Nestlé Transaction on June 26, 2003 to the end of the Company’s 2003 fiscal year on December 27, 2003, each non-employee director of the Company earned a retainer fee of $5,000 and a fee of $6,000 for each meeting of the Board of Directors attended. In addition, each member of the Audit Committee and Compensation Committee earned a fee of $2,000. Beginning in fiscal 2004, each non-employee director will earn an annual retainer fee of $10,000 and a fee of $6,000 for each meeting of the Board of Directors attended. In addition, the chairpersons of the Audit Committee and the Compensation Committee will receive an additional annual fee of $10,000 and each member of the Audit Committee and Compensation Committee (other than the chairpersons) will receive an additional annual fee of $4,000.

Audit Committee Report

Role of the Audit Committee

      The Audit Committee operates under a written charter, which was amended by the Board of Directors in February 2004. A copy of the charter, as amended, is attached as Appendix A to this Proxy Statement. Each of the members of the Audit Committee is independent as defined under the listing standards of Nasdaq. The primary function of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements. The Audit Committee’s powers and duties include the following: (i) reviewing the Company’s audited financial statements and interim unaudited financial statements and related footnotes and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q; (ii) reviewing the Company’s accounting procedures and systems of internal controls; (iii) conferring with the independent public accountants and management concerning the scope of the audit and other matters pertaining to the audit, including the Company’s accounting procedures and internal controls; (iv) reviewing the performance of the Company’s independent public accountants, including considering relationships that may impact their independence; (v) annually reviewing the powers and duties of the Audit Committee and making recommendations to the Board of Directors on these responsibilities; (vi) reviewing and approving all related-party transactions; (vii) establishing procedures for the receipt, retention and treatment of confidential complaints received by the Company regarding accounting, internal accounting controls or auditing matters; (viii) adopting a Code of Conduct for all employees and directors and establishing procedures relating to the Code of Conduct; and (ix) providing an open avenue of communication among the Board of Directors, the financial management of the Company and the independent public accountants.

      The Audit Committee is responsible for retaining the Company’s independent public accountants, evaluating their independence, qualifications and performance and approving the engagement of the independent public accounting firm for all audit and non-audit services. Management is responsible for the financial reporting process, the preparation of consolidated financial statements in accordance with generally accepted accounting principles, the system of internal controls, and procedures designed to insure compliance with applicable laws and regulations. The Company’s independent public accountants are responsible for auditing the financial statements. The Audit Committee meets with such independent public accountants and management to review the scope and the results of the annual audit, the Company’s audited financial statements and other related matters as set forth in the charter. However, the members of the Audit Committee are not professionally engaged in the practice of accounting or auditing and the Audit

Committee’s role does not include providing to stockholders, or others, special assurances regarding such matters. While the Audit Committee provides an ongoing oversight on behalf of the Board of Directors, they do not alter the traditional roles and responsibilities of the Company’s management and independent public accountants with respect to the accounting and control functions and financial statement presentation.

Review of the Company’s Audited Financial Statements for the Fiscal Year Ended December 27, 2003

      The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 27, 2003 with the Company’s management. The Audit Committee has discussed with PwC, the Company’s independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

      The Audit Committee has also received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of PwC with them as required and has determined that the provision of services rendered by PwC is compatible with maintaining PwC’s independence.

      Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 27, 2003 for filing with the SEC.

Submitted by the Audit Committee:

John W. Larson, Chairman
Jan L. Booth
Timothy P. Smucker

      The foregoing Audit Committee Report shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates such information by reference.

Audit and Other Fees

Audit Fees

      PwC audited the financial statements of the Company for the year ended December 27, 2003 and the financial statements of DGIC for the year ended December 28, 2002. PwC provided quarterly review services for DGIC for the three interim quarters in fiscal 2002 and the first interim quarter in fiscal 2003. PwC provided quarterly review services for the Company for the second and third interim quarters in fiscal 2003, which included performing a retrospective review of DGIC’s first interim quarter of fiscal 2003. The aggregate fees billed by PwC for professional services for the audit of the annual consolidated financial statements and the reviews of the consolidated financial statements included in the Quarterly Reports on Form 10-Q described above are provided below.

	Fiscal 2003	Fiscal 2002

Aggregate Audit Fees of PwC	$1,519,000	$325,000

Audit Related Fees

      The aggregate fees billed by PwC for services for fiscal 2003 and 2002 related to the Form S-4 Registration Statement filed with the SEC for the Dreyer’s Nestlé Transaction and related consultations; and fees billed by PwC for services related to assisting KPMG LLP (“KPMG”) (the auditor of Nestlé S.A.) with their review of the workpapers supporting PwC’s audit of the Company during fiscal 2003 are provided below.

	Fiscal 2003	Fiscal 2002

Aggregate Audit Related Fees of PwC	$576,000	$437,500

Tax Fees

      PwC billed for tax services, including consulting services involving mergers and acquisitions, tax credits and incentives, state and local taxes, tax audits, tax compliance, tax planning and executive tax return services. The aggregate fees billed by PwC for tax advice for fiscal 2003 and 2002 are provided below.

	Fiscal 2003	Fiscal 2002

Aggregate Tax Fees of PwC	$1,163,000	$1,113,000

All Other Fees

      PwC billed for services in connection with integration planning work related to the Dreyer’s Nestlé Transaction during fiscal 2002. The aggregate fees billed by PwC for all other services for fiscal 2002 are provided below. There were no fees billed by PwC for all other services for fiscal year 2003.

	Fiscal 2003	Fiscal 2002

Aggregate Other Fees of PwC	$0	$352,900

Changes in and Disagreements with Accountants

      Effective upon the closing of the Dreyer’s Nestlé Transaction, KPMG, the principal accountants for NICC prior to the closing of the Dreyer’s Nestlé Transaction, was terminated and PwC was engaged as the principal accountants for the Company, including its subsidiaries. As further described in the Form 8-K filed by the Company with the SEC on June 27, 2003 to announce the closing of the Dreyer’s Nestlé Transaction, the engagement of PwC by the Company is deemed to be a change in the certifying accountant of the Company.

      In connection with the audits of the financial statements of NICC and its subsidiary as of and for the three fiscal years ended December 31, 2002, and a review of the subsequent interim period through March 31, 2003, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. KPMG has been engaged by the Company to read the Company’s Annual Report on Form 10-K with respect to the financial information of NICC, however KPMG has not been engaged as the principal accountant or an independent accountant to audit or review the financial statements of the Company or a significant subsidiary.

      The audit reports of KPMG on the consolidated financial statements of NICC and its subsidiary as of and for the years ended December 31, 2002 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

      The Company provided KPMG with a copy of the foregoing disclosures on March 19, 2004. A letter from KPMG addressed to the SEC and furnished to the Company, dated March 26, 2004, stating that it has no disagreements with such disclosures, is attached as Appendix B to this Proxy Statement.

Audit Committee Pre-Approval Policies and Procedures

      The Company’s Audit Committee is responsible for pre-approving the engagement of the independent accounting firm of the Company for all audit services and non-audit services, based on independence, qualifications and, if applicable, performance, and the approval of the fees and other terms of any such engagement, as set forth in the charter of the Audit Committee. The Audit Committee has not established any pre-approval policies and procedures for any such engagement, but reviews each engagement individually.

Code of Conduct

      The Company has adopted a Code of Conduct for all employees and directors of the Company. The Company’s Audit Committee has established procedures relating to the Code of Conduct. A copy of the Code of Conduct can be accessed at the Company’s website located at http://www.dreyersinc.com by following the link provided under the “Careers and Culture” section.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

Class A Callable Puttable Common Stock

      The following table sets forth information as of April 7, 2004, concerning the beneficial ownership of the Company’s Class A Callable Puttable Common Stock by each person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), who is known to the Company to be the beneficial owner of more than five percent of such class:

	Amount of		Percent of All
	Beneficial	Percent of	Classes of
Name and Address of Beneficial Owner	Ownership*	Class*	Common Stock*

Bank of America Corporation(1)	2,602,431	8.70%	2.75%
101 South Tryon Street
Charlotte, NC 28255
BNP Paribas Arbitrage S.A(2)	1,963,128	6.57	2.08
555 Croton Road, 4th Floor
King of Prussia, PA 19406
Carlson Capital L.P.(3)	2,016,402	6.75	2.13
2100 McKinney Avenue
Dallas, TX 75201
CIC Banque CIAL(4)	4,307,167	14.42	4.55
31 rue Jean Wenger-Valentin
67000 Strasbourg, France
Mario J. Gabelli(5)	1,560,594	5.23	1.65
One Corporate Center
Rye, NY 10580
Andrew H. Tisch, Daniel R. Tisch, James J. Tisch and Thomas J. Tisch(6)	2,415,798	8.09	2.55
c/o Mentor Partners L.P.
500 Park Avenue, 6th Floor
New York, NY 10022

*	The amounts and percentages indicated as beneficially owned were calculated pursuant to Rule 13d-3(d)(1) under the Exchange Act which provides that beneficial ownership of a security is acquired by a person if that person has the right to acquire beneficial ownership of such security within 60 days through the exercise of a right such as the exercise of an option or the conversion of a convertible security into Common Stock. Any securities not outstanding which are subject to options or conversion privileges are deemed outstanding for the purpose of computing the percentage of outstanding securities of the class owned by the person who owns the option or conversion privilege but are not deemed outstanding for the purpose of computing the percentage of the class owned by any other person. Percentages were calculated on the basis of 29,863,002 shares of Class A Callable Puttable Common Stock and 64,564,315 shares of Class B Common Stock outstanding as of April 7, 2004.

(1)	Based on a Schedule 13G filed jointly by Bank of America Corporation (“BofA”), NationsBanc Montgomery Holdings Corporation (“NationsBanc”), Banc of America Securities, LLC (“BofA Securities”), NB Holdings Corporation (“NB Holdings”), Bank of America, NA (“BofA NA”), NMS Services Inc. (“NMS”) and NMS Services (Cayman) Inc. (“NMS Cayman”) with the SEC on February 13, 2004. BofA is the parent holding company of NationsBanc, BofA Securities, NB Holdings, BofA NA, NMS and NMS Cayman. Consists of 2,602,431 shares beneficially owned by BofA as to which BofA shares voting and dispositive power. Of the 2,602,431 shares: (i) each of NationsBanc and BofA Securities beneficially own 1,930 shares and share voting and dispositive power with respect to such shares; (ii) NB Holdings beneficially owns 101,931 shares and shares voting and dispositive power with respect to such shares; (iii) BofA NA beneficially owns 100,001 shares and has sole voting and dispositive power with respect to such shares; and (iv) each of NMS and NMS Cayman beneficially own 2,500,500 shares and share voting and dispositive power with respect to such shares.

(2)	Based on a Schedule 13G/ A filed with the SEC on March 3, 2004.

(3)	Based on a Schedule 13G filed jointly by Carlson Capital, L.P., Asgard Investment Corp. and Clint D. Carlson with the SEC on February 17, 2004. Consists of 2,016,402 shares held for the accounts of Carlson Capital, L.P.’s clients and held by Mr. Carlson for his own account. Each of Carlson Capital, L.P., Asgard Investment Corp. and Clint D. Carlson beneficially own such shares and have sole voting and dispositive power with respect to such shares.

(4)	Based on information provided to the Company as of February 26, 2004.

(5)	Based on a Schedule 13D filed jointly by Mario J. Gabelli (“Mario Gabelli”), Gabelli Funds, LLC (“Gabelli Funds”), GAMCO Investors, Inc. (“GAMCO”), Gabelli Securities, Inc. (“GSI”), MJG Associates, Inc. (“MJG Associates”), Gabelli & Company, Inc. Profit Sharing Plan (the “Gabelli Plan”), Gabelli Foundation, Inc. (the “Foundation”), Gabelli Group Capital Partners, Inc. (“Gabelli Partners”), Gabelli Asset Management, Inc. (“GBL”) (collectively, the “Reporting Persons”) with the SEC on December 29, 2003. Consists of 1,560,594 shares beneficially owned by Mario Gabelli, including: (i) 768,500 shares beneficially owned by Gabelli Funds; (ii) 624,807 shares beneficially owned by GAMCO; (iii) 137,987 shares beneficially owned by GSI; (iv) 7,300 shares beneficially owned by MJG Associates; (v) 10,000 shares beneficially owned by the Gabelli Plan; and (vi) 12,000 shares beneficially owned by the Foundation. Gabelli Partners is the parent company of GBL and GBL is the parent company of GAMCO, GSI, Gabelli & Company, Inc., Gabelli Funds and Gabelli Advisors. Mario Gabelli is the sole stockholder, director and employee of MJG Associates and the majority stockholder and Chairman of the Board of Directors and Chief Executive Officer of Gabelli Partners and GBL and is the majority stockholder of GBL. Mario Gabelli is deemed to have beneficial ownership of the shares owned beneficially by each of the other Reporting Persons. GBL and Gabelli Partners are deemed to have beneficial ownership of the shares owned beneficially by each of the Reporting Persons other than Mario Gabelli and the Foundation. Each of the Reporting Persons has the sole voting and dispositive power with respect to the shares beneficially owned by such Reporting Person, except that GAMCO does not have the authority to vote 24,800 of the shares, Gabelli Funds has sole voting and dispositive power with respect to the shares beneficially owned by it, subject to certain restrictions, and the voting and dispositive power of Mario Gabelli, GBL and Gabelli Partners is indirect with respect to the shares beneficially owned directly by the other Reporting Persons.

(6)	Based on a Schedule 13G/ A filed jointly by Andrew H. Tisch, Daniel R. Tisch, James S. Tisch, Thomas J. Tisch, TowerView LLC, the Damial Foundation Inc. and the Tisch Foundation with the SEC on February 13, 2004. Consists of: (i) 328,200 shares beneficially owned by each of Andrew H. Tisch, Daniel R. Tisch, James S. Tisch, and Thomas J. Tisch, each of whom has sole voting and dispositive power with respect to the shares beneficially owned by him and which shares may be held in the name of a trust for the benefit of such person; (ii) 919,498 shares held in the name of TowerView LLC; (iii) 58,500 shares held in the name of the Damial Foundation Inc.; and (iv) 125,000 shares held in the name of the Tisch Foundation. Daniel R. Tisch may be deemed to have voting and dispositive power with respect to the shares held by TowerView LLC, by virtue of his status as manager of TowerView LLC. Daniel R. Tisch may be deemed to be the beneficial owner of shares held by the Damial Foundation and to have voting and dispositive power with respect to such shares. Andrew H. Tisch, Daniel R. Tisch, James S. Tisch and Thomas J. Tisch may be deemed to have beneficial ownership of the shares held by the Tisch Foundation and have voting and dispositive power with respect to such shares, by virtue of their status as managers of the Tisch Foundation.

Class B Common Stock

      The following table sets forth information as of April 7, 2004, concerning the beneficial ownership of the Company’s Class B Common Stock by each person (including any “group” as that term is used in Section 13(d)(3) of the Exchange Act) who is known to the Company to be the beneficial owner of more than five percent of such class:

	Amount of		Percent of All
	Beneficial	Percent of	Classes of
Name and Address of Beneficial Owner	Ownership*	Class*	Common Stock*

Nestlé Holdings, Inc.(1)	64,564,315	100%	68.26%
c/o Nestlé USA, Inc.
800 North Brand Boulevard
Glendale, California 91203

*	The amounts and percentages indicated as beneficially owned were calculated pursuant to Rule 13d-3(d)(1) under the Exchange Act which provides that beneficial ownership of a security is acquired by a person if that person has the right to acquire beneficial ownership of such security within 60 days through the exercise of a right such as the exercise of an option or the conversion of a convertible security into Common Stock. Any securities not outstanding which are subject to options or conversion privileges are deemed outstanding for the purpose of computing the percentage of outstanding securities of the class owned by the person who owns the option or conversion privilege but are not deemed outstanding for the purpose of computing the percentage of the class owned by any other person. Percentages were calculated on the basis of 29,863,002 shares of Class A Callable Puttable Common Stock and 64,564,315 shares of Class B Common Stock outstanding as of April 7, 2004.

(1)	Based on a Schedule 13D filed jointly by NICC Holdings, Nestlé and Nestlé S.A. with the SEC on June 27, 2003. NICC Holdings is a wholly-owned indirect subsidiary of Nestlé and Nestlé is a wholly-owned subsidiary of Nestlé S.A. Consists of 55,001,299 shares of Class B Common Stock directly held by NICC Holdings and 9,563,016 shares of Class B Common Stock directly held by Nestlé. Nestlé may be deemed to beneficially own the 55,001,299 shares of Class B Common Stock directly held by NICC Holdings due to the fact that NICC Holdings is a wholly-owned subsidiary of Nestlé. Nestlé S.A. may be deemed to beneficially own the 55,001,299 shares of Class B Common Stock directly held by NICC Holdings and the 9,563,016 shares of Class B Common Stock directly held by Nestlé due to the fact that Nestlé is a wholly-owned indirect subsidiary of Nestlé S.A. NICC Holdings and Nestlé each have the right to receive and the power to direct the receipt of dividends from, or the proceeds from the sale of, the Class B Common Stock beneficially owned by NICC Holdings and Nestlé, respectively. Nestlé may be deemed to have the right to receive and the power to direct the receipt of dividends from, or the proceeds from the sale of, the Class B Common Stock beneficially owned by NICC Holdings. Nestlé S.A. may be deemed to have the right to receive and the power to direct the receipt of dividends from, or the proceeds from the sale of, the Class B Common Stock beneficially owned by Nestlé.

Security Ownership of Management

      The following table sets forth information as of April 7, 2004, concerning the beneficial ownership of the Company’s Class A Callable Puttable Common Stock by each director of the Company, the Named Executive Officers and all directors and executive officers of the Company as a group. None of such persons owns any shares of Class B Common Stock. Except as otherwise noted, each person has sole voting and sole investment power with respect to the shares shown:

	Amount of		Percent of All
	Beneficial	Percent of	Classes of
Name of Beneficial Owner	Ownership*	Class*	Common Stock*

T. Gary Rogers(1)	840,418	2.81%	** %
Thomas M. Delaplane(2)	122,930	**	**
J. Tyler Johnston(3)	9,360	**	**
Timothy F. Kahn(4)	8,790	**	**
William R. Oldenburg(5)	8,640	**	**
Jan L. Booth(6)	12,500	**	**
Peter Brabeck-Letmathe(7)	0	**	**
William F. Cronk, III(7)	248,182	**	**
Tahira Hassan(7)	0	**	**
John W. Larson(9)	15,750	**	**
Carlos E. Represas(7)	0	**	**
Jorge M. Sadurni(7)	0	**	**
Timothy P. Smucker(10)	30,000	**	**
Joe Weller(7)	0	**	**
Directors and executive officers as a group (15 persons)(11)	1,296,570	4.32	1.37

*	The amounts and percentages indicated as beneficially owned were calculated pursuant to Rule 13d-3(d)(1) under the Exchange Act which provides that beneficial ownership of a security is acquired by a person if that person has the right to acquire beneficial ownership of such security within 60 days through the exercise of a right such as the exercise of an option or the conversion of a convertible security into Common Stock. Any securities not outstanding which are subject to options or conversion privileges are deemed outstanding for the purpose of computing the percentage of outstanding securities of the class owned by the person who owns the option or conversion privilege but are not deemed outstanding for the purpose of computing the percentage of the class owned by any other person. Percentages were calculated on the basis of 29,863,002 shares of Class A Callable Puttable Common Stock and 64,564,315 shares of Class B Common Stock outstanding as of April 7, 2004.

**	Less than one percent.

(1)	Consists of: (a) 818,113 shares of Class A Callable Puttable Common Stock which are held directly by the Rogers Revocable Trust for which Mr. Rogers and his wife serve as co-trustees (Mr. Rogers and his wife share the voting and investment power with respect to such shares); and (b) 22,305 shares of Class A Callable Puttable Common Stock held in Mr. Rogers’ account in the DGIC 401(k) Plan.

(2)	Consists of: (a) 9,360 shares of Class A Callable Puttable Common Stock which are held by Mr. Delaplane and his wife as co-trustees of the Delaplane Family Trust (Mr. Delaplane and his wife share the voting and investment power with respect to such shares); and (b) options to purchase 113,570 shares of Class A Callable Puttable Common Stock exercisable within 60 days.

(3)	Consists of: (a) 720 shares of Class A Callable Puttable Common Stock held by the Tyler and Melanie Johnston Trust for which Mr. Johnston and his wife serve as co-trustees (Mr. Johnston and his wife share voting and investment power with respect to such shares); and (b) 8,640 shares of Class A Callable Puttable Common Stock held in Mr. Johnston’s name.

(4)	Consists of 8,790 shares of Class A Callable Puttable Common Stock held in Mr. Kahn’s name.

(5)	Consists of 8,640 shares of Class A Callable Puttable Common Stock held by the William R. Oldenburg and Deborah Oldenburg Trust for which Mr. Oldenburg and his wife serve as co-trustees (Mr. Oldenburg and his wife share the voting and investment power with respect to such shares).

(6)	Consists of: (a) 2,000 shares held by the Jan L. Booth 2004 Trust for which Ms. Booth serves as the trustee (Ms. Booth has sole voting and investment power with respect to such shares); and (b) options to purchase 10,500 shares of Class A Callable Puttable Common Stock exercisable within 60 days.

(7)	Mr. Brabeck-Letmathe, Ms. Hassan, Mr. Represas, Mr. Sadurni and Mr. Weller disclaim beneficial ownership with respect to the shares of Series B Common Stock held by Nestlé and its affiliates.

(8)	Consists of 248,182 shares of Class A Callable Puttable Common Stock which are held directly by the Cronk Revocable Trust for which Mr. Cronk and his wife serve as co-trustees (Mr. Cronk and his wife share the voting and investment power with respect to such shares).

(9)	Consists of 15,750 shares of Class A Callable Puttable Common Stock held directly by a trust for the benefit of Mr. Larson’s adult child for which Mr. Larson serves as trustee.

(10)	Consists of: (a) 2,000 shares held in Mr. Smucker’s name; and (b) options to purchase 28,000 shares of Class A Callable Puttable Common Stock exercisable within 60 days.

(11)	Included in this number are options to purchase 152,070 shares of Class A Callable Puttable Common Stock exercisable within 60 days.

Equity Compensation Plan Information

      As a result of the Dreyer’s Nestlé Transaction, the Company assumed the two equity compensation plans previously maintained by DGIC which provided for the issuance of DGIC common stock to officers and other employees, directors and consultants. These are the 1992 Plan and 1993 Plan, which were previously approved by DGIC stockholders. Since the closing of the Dreyer’s Nestlé Transaction on June 26, 2003, no new grants have or will be made under the 1992 Plan or 1993 Plan. The outstanding options to purchase DGIC common stock as of the closing of the Dreyer’s Nestlé Transaction were converted into options to purchase the Company’s Class A Callable Puttable Common Stock. The following table sets forth the information regarding outstanding options and shares reserved for future issuance under the foregoing plans as of December 27, 2003:

Number of
Securities
	Number of	Weighted	Remaining
	Securities to be	Average	Available for
	Issued Upon	Exercise	Future Issuance
	Exercise of	Price of	(excluding
	Outstanding	Outstanding	securities
	Options,	Options,	referenced in
	Warrants and	Warrants and	column
Plan Category	Rights	Rights	(a))

	(a)	(b)	(c)
Equity compensation plans approved by security holders of DGIC	1,368,800	$21.46	-0-
Equity compensation plans not approved by security holders of DGIC	—	—	—

Total	1,368,800	$21.46	-0-

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 (required by Section 16(a) in the event of failure to comply with certain filing requirements) were required for those persons, the Company believes that during fiscal 2003 its officers, directors, and greater than 10% beneficial owners complied with all applicable filing requirements.

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

      Each of the Named Executive Officers was appointed to serve in the capacity set forth in the table below upon the closing of the Dreyer’s Nestlé Transaction. During 2001 and 2002, each of the Named Executive Officers served in the following capacities with DGIC: Mr. Rogers served as the Chairman of the Board of Directors and Chief Executive Officer; Mr. Kahn served as the Vice President of Finance and Administration and Chief Financial Officer; Mr. Delaplane served as the Vice President of Sales; Mr. Oldenburg served as the Vice President of Operations; and Mr. Johnston served as the Vice President of Marketing. The following table shows compensation information for the Named Executive Officers during DGIC’s fiscal years ended December 29, 2001 and December 28, 2002 and during the period beginning on December 29, 2002, the beginning of DGIC’s 2003 fiscal year, and ending on December 27, 2003, the end of the Company’s 2003 fiscal year.

Summary Compensation Table(1)

					Long-Term
					Compensation
	Annual Compensation				Awards

				Other Annual	Securities	All Other
	Fiscal	Salary(2)	Bonus(3)	Compensation(4)(5)	Underlying	Compensation(6)
Name and Principal Position	Year	($)	($)	($)	Options (#)	($)

T. Gary Rogers	2003	844,531	414,375	61,673	-0-	17,200
Chairman of the Board and	2002	813,863	615,000	71,020	69,740	18,800
Chief Executive Officer	2001	777,356	-0-	N/A	83,210	14,800
Timothy F. Kahn	2003	533,173	753,500	N/A	-0-	13,600
Executive Vice President and	2002	456,233	302,238	N/A	23,920	14,400
Chief Operating Officer	2001	408,205	73,125	N/A	28,190	9,950
Thomas M. Delaplane	2003	458,077	444,350	81,060	-0-	17,200
Executive Vice President —	2002	446,493	292,500	N/A	23,920	18,800
Sales	2001	425,753	78,975	N/A	28,190	14,800
William R. Oldenburg	2003	458,077	194,350	N/A	-0-	17,200
Executive Vice President —	2002	446,493	292,500	N/A	23,920	18,800
Operations	2001	425,753	78,975	N/A	28,190	14,800
J. Tyler Johnston	2003	428,077	181,675	N/A	-0-	17,200
Executive Vice President —	2002	416,493	273,000	N/A	-0-	18,800
Marketing	2001	395,153	73,125	N/A	-0-	14,800

(1)	Includes amounts paid by the Company since the closing of the Dreyer’s Nestlé Transaction on June 26, 2003 and amounts paid by DGIC, which became a subsidiary of the Company on June 26, 2003, prior thereto.

(2)	Includes amounts contributed by the officers to the salary deferral portion of the DGIC 401(k) Plan.

(3)	Includes amounts paid under the Company’s Incentive Bonus Plan. Also includes a bonus of $500,000 for Mr. Kahn and $250,000 for Mr. Delaplane awarded for their contributions to the successful completion of the Dreyer’s Nestlé Transaction.

(4)	No disclosures for 2003, 2002 and 2001 are made for Messrs. Kahn, Oldenburg and Johnston, no disclosure is made for Mr. Delaplane for 2002 and 2001 and no disclosure is made for Mr. Rogers in 2001 under Other Annual Compensation, as the aggregate incremental compensation otherwise reportable in this column for each of these individuals is less than the smaller of $50,000, or 10% of the respective officer’s combined salary and bonus for such years.

(5)	The amount reported for Mr. Rogers for 2003 and 2002 includes: $31,000 and $30,000 paid in 2003 and 2002, respectively, to PwC for tax and accounting services rendered on behalf of Mr. Rogers; and $22,712 and $31,455 in 2003 and 2002, respectively, for Mr. Rogers’ use of a Company automobile. The amount reported for Mr. Delaplane for 2003 includes $57,742 for medical benefits and $23,318 for Mr. Delaplane’s use of a Company automobile.

(6)	For each Named Executive Officer, the amounts reported include contributions by the Company of $10,000 in both 2003 and 2002 and $8,500 in 2001 to the Dreyer’s Grand Ice Cream, Inc. Money Purchase Pension Plan, which were made prior to the closing of the Dreyer’s Nestlé Transaction. For each Named Executive Officer, except for Mr. Kahn, the amounts reported include contributions by the Company of $7,200 in 2003, $8,800 in 2002 and $6,300 in 2001 to the DGIC 401(k) Plan. For Mr. Kahn, the amounts reported include contributions by the Company of $3,600 in 2003, $4,400 in 2002, and $3,150 in 2001 to the DGIC 401(k) Plan.

Stock Options

      No stock options were granted to the Named Executive Officers during the period beginning on December 29, 2002, the first day of DGIC’s 2003 fiscal year, through December 27, 2003, the last day of the Company’s 2003 fiscal year.

      Upon completion of the Dreyer’s Nestlé Transaction on June 26, 2003, each outstanding option to purchase DGIC’s Common Stock under DGIC’s stock option plans was converted into an option to acquire:

•	prior to the date that the Company’s Class A Callable Puttable Common Stock is redeemed under the call right or prior to the completion of a short form merger of the Company with Nestlé or an affiliate of Nestlé S.A., that number of shares of the Company’s Class A Callable Puttable Common Stock equal to the number of shares of DGIC’s Common Stock subject to the option immediately prior to the completion of the Dreyer’s Nestlé Transaction, at the price or prices per share in effect immediately prior to the completion of the Dreyer’s Nestlé Transaction.

•	at or after the date the Company’s Class A Callable Puttable Common Stock is redeemed under the call right or after the completion of a short form merger of the Company with Nestlé or an affiliate of Nestlé S.A., the same consideration that the holder of the options would have received had the holder exercised the stock options prior to the redemption or short form merger and received consideration in respect of the shares of Class A Callable Puttable Common Stock under the redemption or short form merger at the price or prices in effect at that time.

      The options to purchase the Company’s Common Stock are otherwise subject to the same terms and conditions applicable to the original options to purchase DGIC’s Common Stock immediately prior to the completion of the Dreyer’s Nestlé Transaction.

      The following table provides information on option exercises during the period beginning on December 29, 2002, the first day of DGIC’s 2003 fiscal year, through December 27, 2003, the last day of the Company’s 2003 fiscal year, by the Named Executive Officers and the value of such officers’ unexercised in-the-money options as of December 27, 2003:

Aggregated Option Exercises in the Last Fiscal Year

and Fiscal Year-End Option Values

			Number of Securities		Value of Unexercised
	Number		Underlying Unexercised		In-The-Money Options
	of Shares		Options at FY-End(#)		at FY-End($)
	Acquired on	Value
Name	Exercise(#)	Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable

T. Gary Rogers	939,720	58,721,984	-0-	308,540	-0-	16,165,072
Timothy F. Kahn	97,450	5,294,722	-0-	110,552	-0-	5,803,000
Thomas M. Delaplane	113,410	6,670,454	116,810	104,680	7,182,384	5,481,273
William R. Oldenburg	8,640	-0-	113,060	104,680	6,999,836	5,481,273
J. Tyler Johnston	196,290	11,544,739	-0-	104,680	-0-	5,481,273

Performance Graph

      The following graph shows the cumulative total return on the Common Stock of the Company (and its predecessor, DGIC) compared to the Standard & Poor’s 500 Index (“S&P 500 Index”) and the Standard & Poor’s Packaged Foods & Meats 500 Index (“S&P 500 Packaged Foods & Meats Index”) over the five-year period from December 25, 1999 through December 27, 2003. The graph reflects the price of DGIC’s Common Stock from December 25, 1999 to the completion of the Dreyer’s Nestlé Transaction on June 26, 2003 and thereafter reflects the price of the Company’s Class A Callable Puttable Common Stock. The S&P 500 Foods Index, which was used in the past by DGIC, was discontinued at the end of 2001. The Company has selected the S&P 500 Packaged Foods & Meats Index to replace the S&P 500 Foods Index and provides information for the cumulative total return for that index for the entire period covered by the graph.

Comparison of Five-Year Cumulative Total Return*

Among Dreyer’s Grand Ice Cream Holdings, Inc.**, the S&P 500 Index and
the S&P 500 Packaged Foods & Meats Index

	12/25/99	12/30/00	12/29/01	12/28/02	12/27/03

Dreyer’s Grand Ice Cream Holdings, Inc.**	117.04	234.33	286.94	520.01	572.01
S&P 500 Index	120.43	110.29	98.27	75.32	96.01
S&P 500 Packaged Foods & Meats Index	77.02	97.61	100.08	101.92	109.46

*	Assumes $100 investment on December 25, 1999, in each of DGIC, the S&P 500 Index and the S&P 500 Packaged Foods & Meats Index, including the reinvestment of dividends.

**	The prices in the performance graph reflect the price of DGIC’s Common Stock from December 26, 1998 to the completion of the Dreyer’s Nestlé Transaction on June 26, 2003 and thereafter reflect the price of the Company’s Class A Callable Puttable Common Stock.

Employment Contracts, Employment Termination and Change of Control Arrangements

      In connection with the Dreyer’s Nestlé Transaction, the Company entered into employment agreements with each of the Named Executive Officers. Each employment agreement became effective on June 26, 2003, the closing date of Dreyer’s Nestlé Transaction, and will remain in effect until June 26, 2006.

      During his employment under the employment agreement, Mr. Rogers has full authority to operate the day-to-day business affairs of the Company and he agreed to devote substantially his full time and attention to the business and affairs of the Company. During their employment under the employment agreements, the other Named Executive Officers agreed to devote substantially their full time and attention to the business and affairs of the Company.

      Each Named Executive Officer’s base salary during the term of his employment agreement will not be less than his annual base salary as in effect on the date the employment agreement was signed, as it may be increased in accordance with the Company’s normal salary adjustment practices. In addition, each Named Executive Officer will be awarded an annual cash bonus on terms and conditions not less favorable than those in effect as of the date the employment agreement was signed. Each Named Executive Officer also will be offered long-term incentive compensation opportunities comparable to those previously provided to the Named Executive Officer by DGIC through stock options, which will be made available through awards under the 2004 LTIP. Each Named Executive Officer is also entitled to other benefits and perquisites on par with other executives of the Company and not less favorable than those provided to the Named Executive Officer on the date the employment agreement was signed.

      If the Named Executive Officer’s employment is terminated by the Company for cause, or by the Named Executive Officer without “good reason” (as defined in the employment agreement), the Named Executive Officer will receive a lump-sum payment of any accrued but unpaid base salary, annual bonus and vacation pay and the Named Executive Officer’s unvested stock options that were deferred under the employment agreement will be forfeited.

      If the Company terminates the Named Executive Officer’s employment other than for death, disability or cause, or if the Named Executive Officer resigns for good reason, the Named Executive Officer will:

•	receive a lump-sum payment of:

•	his base salary for the remaining term of the employment agreement;

•	an amount equal to the annual bonus percentage that applies if all performance targets are met multiplied by the total amount of his base salary for the remaining term of the employment agreement; and

•	the value of additional 401(k) benefits he would have received had he continued to be employed by the Company for the remaining term of the employment agreement;

•	receive any accrued but unpaid base salary, vacation pay and annual bonus as of the date of termination;

•	continue to earn long-term incentive compensation, on the same terms as if the Named Executive Officer’s employment had not been terminated, for the remaining term of the employment agreement;

•	be entitled to receive welfare and fringe benefits for the remaining term of the employment agreement; and

•	be entitled to immediate vesting of the stock options that were deferred under the employment agreement, with continued exercisability as provided by their terms, or, if longer, until the day after the put rights have ceased to be exercisable (but in no event after the termination of their original term).

      The Company will pay the Named Executive Officer’s legal fees and expenses incurred in any dispute involving his employment agreement, unless the court finds that the Named Executive Officer’s claim was frivolous or maintained in bad faith. The Company also will provide outplacement services to the Named Executive Officer. If any payments or benefits the Named Executive Officer receives are subject to the United States federal excise tax on excess parachute payments under Section 4999 of the Code, he will receive an additional payment to restore him to the after-tax position that he would have been in if the United States federal excise tax had not been imposed.

      Each employment agreement includes a waiver by the Named Executive Officer of the accelerated vesting of the Named Executive Officer’s unvested stock options as a result of the approval of the Dreyer’s Nestlé Transaction by the board of directors of DGIC. Under each employment agreement, these stock options will vest, instead, in three equal annual installments as follows: (i) the shares subject to options which qualify as incentive stock options under the Code will vest as to 1/3 of such shares on June 26, 2004, June 26, 2005 and April 3, 2006; and (ii) the shares of Class A Callable Puttable Common Stock subject to options which qualify as non-statutory stock options under the Code vested as to 1/3 of such shares on December 1, 2003, with the remaining 2/3 of such shares to vest in equal installments on December 1, 2004 and April 3, 2006. The vesting of these stock options are subject to the continuation of the Named Executive Officer’s service to the Company and are subject to accelerated vesting in certain cases as described above.

Compensation Committee Report on Executive Compensation

      Pursuant to regulations adopted by the SEC in October 1992, the Compensation Committee is required to disclose its bases for compensation of the Named Executive Officers and to discuss the relationship between the Company’s performance during the last fiscal year and such compensation. The Compensation Committee determines the compensation of the Chief Executive Officer and reviews and approves recommendations of the Chief Executive Officer as to compensation for the other Named Executive Officers. Except for long term incentive awards, the compensation of the Company’s executive officers (other than the Named Executive Officers) is determined by the Chief Executive Officer.

      The Compensation Committee of the Company was established by the Board of Directors in September 2003 and did not make decisions with respect to the compensation of the Company’s Named Executive Officers for fiscal 2003. During 2003, the Chief Executive Officer’s aggregate compensation was comprised of a base salary and bonus. While the Compensation Committee of DGIC did not review any particular quantitative issues in establishing the Chief Executive Officer’s base salary specifically, and total compensation generally, the Compensation Committee of DGIC considered two principal factors which were evenly weighted in its deliberations: (i) past performance of DGIC and the projected performance of the Company, measured by the long-term growth of the Company’s income; and (ii) the role of the Chief Executive Officer in achieving the Company’s performance. The Compensation Committee of DGIC reviewed an executive compensation survey prepared by Watson Wyatt Worldwide in determining the compensation of the Chief Executive Officer for fiscal 2003. The Compensation Committee believes that the Chief Executive Officer’s base salary for fiscal 2003 appropriately reflects the satisfactory long-term performance of the Company and his role in the Company’s performance and is competitive with the salaries of his counterparts at other companies of similar size and history (although such other companies are not necessarily companies which are represented in the indices described under the caption “Performance Graph” on page 20). The base salaries for the Named Executive Officers other than the Chief Executive Officer were determined by the Chief Executive Officer and approved by the Compensation Committee of DGIC.

      For fiscal 2003, the bonus target for the Chief Executive Officer was determined to be 75% of his base salary and the bonus target for the other remaining Named Executive Officers was determined to be 65% of each Named Executive Officer’s base salary (each, the “2003 Bonus Target”). The percentage amount of the 2003 Bonus Target to be paid to each Named Executive Officer was based upon the following bonus formula: 20% on achievement of the Company’s profit plan; 20% on achievement of the Company’s strategic initiatives (as determined by all of the Named Executive Officers at the Company’s fiscal year end); and 60% of realization of the integration and synergies anticipated from the Dreyer’s Nestlé Transaction (as scored subjectively after the fact by the Chief Executive Officer). Based upon the 2003 bonus formula, the Chief Executive Officer recommended, and the Compensation Committee approved of, an actual bonus payout in an amount equal to 65% of the each Named Executive Officer’s 2003 Bonus Target.

      For fiscal 2004, the Compensation Committee has set a bonus target for the Chief Executive Officer at 75% of his base salary and a bonus target for the other remaining Named Executive Officers at 65% of each Named Executive Officer’s base salary (each, the “2004 Bonus Target”). The percentage amount of the 2004 Bonus Target to be paid to each Named Executive Officer will be based upon the following:

•	75% of the 2004 Bonus Target (the “75% Portion”) will be paid out depending on the Company’s achievement of its EBITDAR-based profit plan (the “Profit Plan”):

•	If less than 80% of the Profit Plan is met, the Named Executive Officers will receive no percentage of the 75% Portion;

•	If between 80% and 100% of the Profit Plan is met, than the percentage amount of the 75% Portion will be a pro-rata percentage ranging from 0% and 100% of the 75% Portion (for example, if 90% of the Profit Plan is met, than the percentage amount of the 75% Portion would be 50%);

•	If the Profit Plan is met, but is exceeded by less than 25%, than the percentage amount of the 75% Portion will be a pro-rata percentage ranging from 100% and 150% of the 75% Portion target; and

•	If the Profit Plan is exceeded by 25% or more, than the percentage amount of the 75% Portion will be 150%; and

•	25% of the 2004 Bonus Target will be paid out depending on the Company’s achievement of its strategic initiatives (as determined by all of the Named Executive Officers at the end of the Company’s fiscal year end).

      The Compensation Committee has considered the provisions of Section 162(m) of the Code and related Treasury Department regulations, which limit the deductibility of compensation in excess of $1,000,000 paid to the Named Executive Officers. However, certain performance-based compensation received under a plan meeting stockholder approval and other requirements of Section 162(m) is specifically exempt from the limitation on deductibility if the grant of stock options and other awards is approved by a committee comprised solely of two or more “outside directors” within the meaning of Section 162(m). Such performance-based compensation includes stock options granted by DGIC under its stock option plans prior to the closing of the Dreyer’s Nestlé Transaction and, subject to approval of the 2004 LTIP by the stockholders at the Annual Meeting, awards that may be granted under the 2004 LTIP. The Compensation Committee expects that the requirements of Section 162(m) will generally be satisfied to the extent consistent with the Company’s compensation objectives. While the tax impact of any compensation arrangement is one factor to be considered, such impact is evaluated in light of the Compensation Committee’s overall compensation philosophy. The Compensation Committee’s general intention is to establish executive officer compensation programs which will maximize the deductibility of compensation paid by the Company. However, from time to time, the Compensation Committee may award compensation which is not fully deductible if the Compensation Committee determines that such award is consistent with its philosophy and in the best interests of the Company and its stockholders. In particular, for fiscal 2003, each of T. Gary Rogers, the Company’s Chairman of the Board of Directors and Chief Executive Officer, and Timothy F. Kahn, the Company’s Chief Operating Officer, were paid compensation in excess of $1,000,000 that was not fully deductible in accordance with the Section 162(m) limitation.

Submitted by the Compensation Committee:

Carlos E. Represas, Chairman
Jan L. Booth
Timothy P. Smucker
Joe Weller

      The foregoing Compensation Committee Report on Executive Compensation shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates such information by reference.

Compensation Committee Interlocks and Insider Participation

      During fiscal 2003, none of the Company’s executive officers served on the board of directors or compensation committee of any entities whose directors or officers serve on the Company’s Compensation Committee. No current executive officers of the Company serve on the Company’s Compensation Committee.

Other Relationships

      Governance Agreement: The Company, Nestlé and Nestlé S.A. entered into the Governance Agreement in connection with the Dreyer’s Nestlé Transaction. Nestlé S.A. is a party to the Governance Agreement only with respect to Article I (which relates to the redemption and repurchase of the Company’s Class A Callable Puttable Common Stock), Article II (which relates to Nestlé’s standstill and the payment provisions relating to the redemption of the Company’s Class A Callable Puttable Common Stock) and Article VIII (which contains miscellaneous provisions, including indemnification provisions). The Governance Agreement was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 27, 2003 and amendment number 1 to the Governance Agreement was filed as Exhibit 4.2 to the Company’s Annual Report on Form 10-K for the year ended December 27, 2003. A summary of the terms of the Governance Agreement is provided below.

•	Registration Rights: At any time after July 1, 2007 or the date that it becomes illegal for Nestlé, Nestlé S.A. or any of their affiliates to continue to own shares of the Company’s Class B Common Stock, upon Nestlé’s request, the Company will be required to prepare and file with the SEC one or more, but not more than three, registration statements covering the number of shares of the Company’s Common Stock requested by Nestlé.

•	Put and Call Rights: The Governance Agreement sets forth the put and call features of the Company’s Class A Callable Puttable Common Stock, as discussed above under the caption “General” on page 5, and the Company’s obligations with respect to the put and call rights.

•	Short Form Merger: If Nestlé and its affiliates own at least 90% of the outstanding voting stock of the Company and all of the outstanding shares of the Company’s Class A Callable Puttable Common Stock are converted into shares of the Company’s Class B Common Stock, then Nestlé S.A. has agreed to cause a short form merger of the Company with Nestlé or another affiliate of Nestlé S.A. and the remaining shares of Class B Common Stock (other than those owned by Nestlé and its affiliates) will be converted into cash consideration per share equal to the put price, or, if the short form merger follows a triggering event (as defined in the Governance Agreement), the triggering event price.

•	Affiliate Transactions: Prior to July 1, 2007, with limited exceptions for transactions contemplated under the Governance Agreement (such as the call right), Nestlé has agreed that Nestlé and its affiliates may not engage in any material transaction with the Company in which they have a material interest without the approval of a majority of the non-Nestlé directors (see the discussion of the Board composition below).

•	Nestlé Standstill: Prior to July 1, 2007, with limited exceptions for transactions contemplated under the Governance Agreement (such as the call right), Nestlé has agreed that it or its affiliates may not, directly or indirectly, purchase or otherwise acquire shares of the Company or propose or offer to purchase or acquire shares of the Company, if, as a result of the acquisition, the voting interest of Nestlé and its affiliates in the Company would exceed 67% of the Company’s Common Stock on a diluted basis.

•	Nestlé Payments and Option to Purchase Directly from the Company’s Stockholders: In connection with the put or call rights, Nestlé or Nestlé S.A. have agreed to deposit the aggregate put price, redemption price or triggering event price, whichever is applicable, with a depositary to enable the Company to fund the repurchase or redemption of the shares of the Company’s Class A Callable Puttable Common Stock. In exchange, the Company agreed to issue to Nestlé or Nestlé S.A. shares of Class B Common Stock equal to the number of shares of Class A Callable Puttable Common Stock acquired by the Company by the exercise of the put or the call. The Governance Agreement also provides that, rather than funding such amounts, Nestlé or Nestlé S.A. may elect to offer to purchase shares of Class A Callable Puttable Common Stock directly from the Company’s stockholders. If this election is made, neither Nestlé or Nestlé S.A. will be required to expend any amounts in excess of the aggregate put price, redemption price or the aggregate triggering event price, as applicable, to purchase the shares of the Class A Callable Puttable Common Stock.

•	Composition of the Board of Directors: As discussed under the caption “Board of Directors — Nominees for Director” above on page 6, the Governance Agreement provides that, unless changed in accordance with the Company’s bylaws, the Board of Directors of the Company will consist of ten directors. Prior to July 1, 2007, at all times 50% of the then-serving members of the Company’s Board of Directors will be directors nominated by Nestlé and Nestlé has agreed to use its best efforts to make sure that Nestlé directors do not comprise more than 50% of the then-serving members of the Company’s Board of Directors. The three independent directors have the right to nominate any replacement for an independent director. In addition, Nestlé has also agreed that, from July 1, 2007 to July 1, 2008, at least three directors will be directors that meet Nasdaq’s independence standards, and Nestlé has agreed to use its reasonable best efforts to cause compliance with this condition.

•	Committees of the Board of Directors: The Governance Agreement provides that: (i) any committee of the Board of Directors except the Audit Committee will contain at least one director nominated by Nestlé; (ii) the Audit Committee will consist only of independent directors; and (iii) the Compensation Committee will consist of four directors, two of whom will be independent directors and two of whom will be directors nominated by Nestlé.

•	Dividends: The Governance Agreement provides that the dividend policy of the Company will be to pay a dividend no less than the greater of: (i) $0.24 per share of the Company’s Common Stock on an annualized basis; or (ii) 30% of the Company’s net income per share of the Company’s Common Stock for the preceding calendar year excluding ongoing non-cash impact of accounting entries arising from the accounting for the Dreyer’s Nestlé Transaction, including increases in amortization or depreciation expenses resulting from required write-ups, and entries related to recording of the put or call options on the Class A Callable Puttable Common Stock; unless the Board of Directors, in discharging its fiduciary duties, determines not to declare a dividend in a given period. The Governance Agreement provides that the calculation of net income will exclude the ongoing non-cash impact of accounting entries arising from the accounting for the Dreyer’s Nestlé Transaction, including increases in amortization or depreciation expenses resulting from any required write-ups on the Company’s consolidated balance sheet, and any journal entries related to the recording of the put right or call right.

•	Approval Rights: The Governance Agreement and the Bylaws of the Company provide that, prior to July 1, 2007, the affirmative vote of a majority of the then-authorized number of directors will be required to authorize the Company to take certain significant actions. In addition, the Company’s amended and restated certificate of incorporation provides that, prior to July 1, 2007, if the then-serving continuing directors nominated by Nestlé constitute less than 50% of the total authorized number of directors of the Company, the affirmative vote of the holders of a majority of the outstanding shares of the Company’s Class B Common Stock will be required to approve or authorize the Company to take these significant actions.

•	Agreements of Nestlé as to Voting: In any election of directors, Nestlé and its affiliates agreed to vote the shares of the Company’s Common Stock for all nominees in proportion to the votes cast by the holders of the Company’s Class A Callable Puttable Common Stock. However, Nestlé and its affiliates may cast all of their votes in favor of any nominee nominated or proposed for nomination by Nestlé under the Governance Agreement. Notwithstanding the foregoing, if any person or group, other than any person or group having a Schedule 13D or Schedule 13G on file with the SEC prior to June 14, 2002, becomes the beneficial owner of 15% or more of the then outstanding shares of the Company’s Class A Callable Puttable Common Stock, then Nestlé agreed that it and its affiliates will vote their shares of the Company’s Common Stock in favor of the nominees nominated by Nestlé and the nominees nominated by the non-Nestlé directors.

•	Covenants: The Company agreed to perform a number of actions, including presenting an annual plan, budget and three year business plan to the Board of Directors, not exceeding the capital spending levels specified in the Company’s annual plan, providing Nestlé with financial statements and inspection rights and submitting written quality standards regarding the production, manufacturing, packaging, transfer and supply of its product to Nestlé for its review and working with Nestlé to consider any modifications or revisions to such quality standards.

•	Indemnification of Officers and Directors: The Company is required to maintain, for the benefit of the directors and officers of the Company, an insurance and indemnification policy that provides coverage for acts or omissions with coverage limits and other terms at reasonable levels consistent with industry practice.

      In connection with the Dreyer’s Nestlé Transaction, NICC entered into a transition services agreement with Nestlé USA, Inc. for the provision of certain services at cost. This agreement is similar to a transition services agreement which NICC had previously entered into with Nestlé Prepared Foods. The services provided under this agreement include information technology support and payroll services, consumer response, risk management, travel, corporate credit cards and trade promotions.

      Also in connection with the Dreyer’s Nestlé Transaction, the Company, NICC and DGIC entered into a research and development agreement with Nestec Ltd., an affiliate of Nestlé S.A., for the provision of certain limited research and development services being performed by Nestec Ltd. for NICC prior to the Merger Closing Date. This research and development agreement was assigned by NICC to the Company and its wholly-owned subsidiaries effective as of June 26, 2003. Pursuant to this agreement, Nestec Ltd. will provide ongoing research and development services to the Company and its wholly-owned subsidiaries.

      In addition, the following agreements, which were entered into by NICC prior to the Dreyer’s Nestlé Transaction Date, remain in effect:

Amended and Restated Sublicense Agreement for Other Pillsbury Proprietary Information, dated as of September 1, 2002, by and between Nestlé Prepared Foods and NICC, as amended, for use of Pillsbury proprietary information (this Sublicense Agreement was assigned by NICC to the Company and its subsidiaries, pursuant to the Assignment and Assumption Agreement, dated December 11, 2003 and effective as of June 26, 2003);

Amended and Restated Sublicense Agreement for Pillsbury Trademarks and Technology, dated as of September 1, 2002, by and among Société des Produits Nestlé S.A., Nestec Ltd. and NICC, as amended, for use of Pillsbury licensed technology and Pillsbury licensed trademarks (this sublicense was assigned by NICC to the Company and its subsidiaries, pursuant to the Assignment and Assumption Agreement, dated December 11, 2003 and effective as of June 26, 2003);

Amended and Restated Other Nestlé USA Proprietary Information License Agreement, dated as of September 1, 2002, by and between Nestlé Prepared Foods and NICC, as amended, for use of Nestlé Prepared Foods proprietary information (the Company and DGIC were added as additional parties to this License Agreement, pursuant to the Second Amendment, dated December 11, 2003 and effective as of June 26, 2003);

Amended and Restated Trademark/ Technology License Agreement, dated as of September 1, 2002, by and among Nestlé S.A., Nestec Ltd., Société des Produits Nestlé S.A. and NICC, as amended, for the use of certain intellectual property (the Company and DGIC were added as additional parties to this License Agreement, pursuant to the Second Amendment, dated December 11, 2003 and effective as of June 26, 2003);

Nestlé International Co-Pack Agreement, dated as of October 8, 1999, by and between NICC and Nestlé Prepared Foods, for production, packaging and supply of products to Nestlé USA-Food Group, Inc. (or its designee) for resale outside the United States and the District of Columbia; and

Häagen-Dazs Japan Co-Pack Agreement, dated as of October 8, 1999, by and among Pillsbury, Nestlé USA-Food Group, Inc., and NICC, for production, packaging and supply of products to Pillsbury for resale to the Häagen-Dazs Japan Joint Venture.

      The following transactions were completed and the following agreements were initiated since the closing of the Dreyer’s Nestlé Transaction:

Borrowings in the amount of $50,000,000 on the Demand Note, dated November 17, 2000 and executed by NICC in favor of Nestlé USA, Inc. were repaid by the Company to Nestlé USA, Inc.;

Borrowings in the amount of $60,000,000 on the Demand Note, dated September 4, 2001 and executed by NICC in favor of Nestlé USA, Inc. were repaid by the Company to Nestlé USA, Inc.;

A long-term bridge loan facility, as amended, by and among the Company and Nestlé S.A. for up to $400,000,000;

Amendment, Assumption and Release Agreement by and among Citibank N.A., DGIC, the Company, NICC, Nestlé and Nestlé USA, Inc. regarding certain irrevocable letters of credit in the aggregate amount of $7,925,000 issued by Citibank N.A. on behalf of NICC;

Distributor Agreement, effective as of September 1, 2003, between Nestlé USA, Inc. and DGIC for distribution of Nestlé frozen prepared food products;

Services Agreement, dated October 1, 2003, between Nestlé USA, Inc. and DGIC for the provision of sensory testing services;

Assignment and Assumption Agreement, effective as of June 26, 2003, by and among NICC, the Company, DGIC, Société des Produits Nestlé S.A., Nestlé Ltd. and Nestlé Prepared Foods assigning the sublicense for the Pillsbury Trademark/ Technology and other Pillsbury proprietary information to the Company and its wholly-owned subsidiaries;

Pursuant to a form of letter agreement used from time to time by DGIC, DGIC appoints a Nestlé international company as DGIC’s exclusive distributor of ice cream and other frozen dessert products within certain territories, such as: the Philippines, Singapore, Malaysia, the Caribbean region, Puerto Rico, Russia, Thailand, Mexico and Chile;

The provision of certain tax services by Nestlé to the Company and its wholly-owned subsidiaries pursuant to the Tax Services Agreement, dated January 5, 2004, by and between Nestlé together with its direct and indirect wholly-owned subsidiaries and the Company and its wholly-owned subsidiaries;

Services Agreement (Engineering), dated February 5, 2004, between Nestlé USA, Inc. and the Company for technical assistance in connection with designing a new refrigeration system;

Services Agreement (Servers), dated February 5, 2004 between Nestlé USA, Inc. and the Company for housing three Intel servers;

Second Amendment to Amended and Restated Trademark/ Technology License Agreement, dated December 11, 2003 and effective as of June 26, 2003, among Nestlé S.A., Nestec Ltd, Société des Produits Nestlé S.A., NICC, the Company and DGIC, pursuant to which the Company and its wholly-owned subsidiaries were added as additional licensees;

Second Amendment to Amended and Restated Other Nestlé USA Proprietary Information License Agreement, dated December 11, 2003 and effective as of June 26, 2003, among Nestlé Prepared Foods, NICC, the Company and DGIC, pursuant to which the Company and its wholly-owned subsidiaries were added as additional licensees; and

Assignment and Assumption Agreement dated February 5, 2004 and effective as of June 26, 2003, among Nestec Ltd., NICC, the Company and DGIC, pursuant to which the Research and Development Services Agreement was assigned by NICC to the Company and its wholly-owned subsidiaries.

      Other business relationships existing between any of the nominees for director and the Company, or between the Company and any of the beneficial owners identified under the caption “Security Ownership of Certain Beneficial Owners and Management” on page 13 are described under the captions “General” on page 5, “Board of Directors — Remuneration of Directors” on page 10, “Executive Compensation” on page 18, “Security Ownership of Certain Beneficial Owners and Management” on page 14, and “Employment Contracts, Employment Termination and Change of Control Arrangements” on page 20.

MATTERS SUBMITTED TO A VOTE OF STOCKHOLDERS

Election of Directors

      Ten directors will be elected at the 2004 Annual Meeting of Stockholders and will hold office until the earlier of the 2005 Annual Meeting of Stockholders or until their successors are elected and qualified. The nominees for directors, Jan L. Booth, Peter Brabeck-Letmathe, William F. Cronk, III, Tahira Hassan, John W. Larson, Carlos E. Represas, T. Gary Rogers, Jorge M. Sadurni, Timothy P. Smucker and Joe Weller, constitute the current directors with each of their terms expiring as of the date of the Annual Meeting. Information regarding the Board of Directors is set out under the caption “Board of Directors” on page 6. No family relationship exists between any nominee and any of the other directors. Other business relationships existing between any of the nominees or continuing directors and the Company are described under the caption “Other Relationships” on page 24.

      Unless otherwise directed, the persons named in the enclosed form of proxy will vote such proxy for the election of Jan L. Booth, Peter Brabeck-Letmathe, William F. Cronk, III, Tahira Hassan, John W. Larson, Carlos E. Represas, T. Gary Rogers, Jorge M. Sadurni, Timothy P. Smucker and Joe Weller, each of whom has consented to be named as a director of the Company and to serve if elected. In case any of the nominees becomes unavailable for election or declines to serve for any unforeseen reason, an event management does not anticipate, the persons named in the proxy will have the right to use their discretion to vote for a substitute.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS.

Approval of the Dreyer’s Grand Ice Cream Holdings, Inc. 2004 Long-Term Incentive Plan

      At the Annual Meeting, the stockholders will be asked to approve the Dreyer’s Grand Ice Cream Holdings, Inc. 2004 Long-Term Incentive Plan (the “2004 LTIP”) so that the Company may deduct in full for federal income tax purposes the compensation that may be paid to certain of its executive officers under the 2004 LTIP.

      The Board of Directors adopted the 2004 LTIP in March 2004 to replace the DGIC stock option plans, under which no further options have been or will be granted following the closing of the Dreyer’s Nestlé Transaction. The 2004 LTIP was adopted because the Company believes that it must continue to offer a competitive long-term incentive program providing earning opportunities equivalent to those that had been provided under the prior stock option plans of DGIC if it is to continue to successfully attract and retain the best possible candidates for positions of responsibility. Toward this end and to motivate employees to contribute to the Company’s growth and profitability, the 2004 LTIP provides its participants with reward opportunities based upon increases in the value of the Company’s earnings. Participants receive awards of “LTIP Units,” which represent rights to receive from the Company, in accordance with the terms of the 2004 LTIP and the participant’s award agreement, compensation payable in cash in amounts determined by the growth in the Company’s earnings before interest, taxes, depreciation, amortization and royalties paid by the Company to Nestlé S.A. and its affiliates (other than the Company) (“EBITDAR”). For purposes of this calculation, amortization consists of: (i) amortization for goodwill and other intangible assets and the impairment of such assets; (ii) accretion of the Company’s Class A Callable Puttable Common Stock; (iii) accretion of stock option liability; and (iv) deferred compensation expense for unvested stock options, of which items (ii), (iii) and (iv) represent expenses relating to the recognition of the “put” value of US$83 per share of the Company’s Class A Callable Puttable Common Stock, as such items are set forth in the

Company’s annual financial statements. In addition, “earnings” of the Company with respect to any fiscal year will take into account compensation expense arising in connection with the 2004 LTIP and drayage expense which are properly charged against the Company’s earnings for such fiscal year in accordance with generally accepted accounting principles. The Company expects that the 2004 LTIP will be an important factor in attracting and retaining the high caliber employees essential to the Company’s success and in motivating these individuals to strive to enhance the Company’s growth and profitability.

      In addition to providing long-term incentives, the 2004 LTIP is designed to preserve the Company’s ability to deduct in full, for federal income tax purposes, the compensation that may be paid under the 2004 LTIP to certain executive officers. Section 162(m) of the Code generally denies a corporate tax deduction for annual compensation exceeding $1,000,000 paid by a publicly held company to its chief executive officer or to any of its four other most highly compensated officers (“covered employees”). However, compensation that is deemed to be “performance-based” under Section 162(m) is generally excluded from this limit. To enable compensation paid under the 2004 LTIP to covered employees to qualify as performance-based compensation, the awards granted to covered employees must be approved by a compensation committee of the Board of Directors comprised solely of two or more “outside directors,” as defined by Section 162(m). In addition, such compensation must be paid solely on the basis of the attainment of one or more performance goals, pre-established in writing by such a compensation committee, providing an objective formula for computing the amount of compensation payable to the covered employee. Further, such compensation will qualify as performance-based only if the stockholders have approved the material terms of the performance goals, including the class of employees eligible to receive the compensation, the business criteria on which the performance goals are based, and the formula used to calculate the amount of compensation to be paid if the performance goals are attained. Therefore, to qualify compensation that may be paid under the 2004 LTIP to covered employees as performance-based under Section 162(m), the stockholders are being asked to approve the material terms of the 2004 LTIP, including the material terms of the performance goals under the 2004 LTIP.

      On April 1, 2004, initial awards were granted under the 2004 LTIP to approximately 321 employees of DGIC. However, the awards granted to the Named Executive Officers were granted subject to stockholder approval of the 2004 LTIP. If the stockholders do not approve the 2004 LTIP, the awards granted to these persons will terminate, and they will receive no compensation under the 2004 LTIP. While the Company believes that, subject to stockholder approval of the 2004 LTIP, compensation paid pursuant to the 2004 LTIP generally will be deductible by the Company for federal income tax purposes as performance-based compensation, under certain circumstances, such as the payment of enhanced award values in connection with an early termination of the 2004 LTIP, compensation paid to covered employees in settlement of certain awards may not qualify as performance-based.

Summary of the 2004 LTIP

      The following summary of the 2004 LTIP is qualified in its entirety by the specific language of the 2004 LTIP, a copy of which is available to any stockholder upon request.

Purpose

      The purpose of the 2004 LTIP is to advance the interests of the Company and its stockholders by providing an incentive to attract, retain and reward the employees of the Company of its subsidiaries, and by motivating them to contribute to the Company’s growth and profitability.

Nature of Awards

      The 2004 LTIP provides for the grant of awards of LTIP Units, the value of which is determined by the growth in the Company’s EBITDAR. As of any date applicable for 2004 LTIP purposes, EBITDAR is determined on the basis of the Company’s audited financial statements for its most recently completed fiscal year. Each LTIP Unit represents an unfunded and unsecured promise by the Company to pay money. It is not an ownership interest in equity securities of the Company.

      The value of each LTIP Unit subject to an award is an amount equal to the excess of the “LTIP Unit Value” on the award’s exercise date over the LTIP Unit Value on the award’s grant date (the “Strike Price”). The LTIP Unit Value on any date generally is determined by multiplying the “Adjusted EBITDAR,” as defined below, by the “EBITDAR Multiplier,” which is the quotient determined by dividing ten by 100,000,000. For example, if the Adjusted EBITDAR applicable to an award’s grant date is $300,000,000, then the LTIP Unit Value or Strike Price determined as of that date is $30.00. If, on a subsequent award exercise date, the Adjusted EBITDAR is $400,000,000, then the LTIP Unit Value on that date is $40.00, and the value per LTIP Unit subject to the award as of the exercise date would be the excess of $40.00 over $30.00, or $10.00. The 2004 LTIP establishes a minimum Adjusted EBITDAR of $205,000,000 for the purpose of determining the Strike Prices of awards, so that no award will have a Strike Price of less than $20.50. Also, awards granted in 2004 will be subject to a maximum Adjusted EBITDAR of $420,000,000 for purposes of determining their value upon exercise, so that no award granted in 2004 will have an LTIP Unit Value upon exercise greater than $42.00 (the “LTIP Unit Value Cap”). For purposes of Section 162(m), the performance goal under the 2004 LTIP is based on an increase in Adjusted EBITDAR. Under the formula described above, participants will receive compensation under the 2004 LTIP only if Adjusted EBITDAR increases between the date of grant of an award and the date on which that award is exercised.

      The 2004 LTIP administrator may adjust EBITDAR as applicable to any award solely to provide a consistent basis from year to year for determining the LTIP Unit Value applicable to the award in order to prevent dilution or enlargement of the participant’s rights. In determining the Adjusted EBITDAR, the administrator will adjust EBITDAR to exclude the effect of: (i) any material costs arising from the Dreyer’s Nestlé Transaction and subsequent integration of the Company and Nestlé S.A. and its affiliates, including, without limitation, severance and retention expenses, Dreyer’s Nestlé Transaction expenses, in-process research and development write-downs and loss on divestitures, as such items are set forth in the Company’s audited financial statements; (ii) any material change in generally accepted accounting principles occurring following the grant of an award; and (iii) any material structural change in the business of the Company, whether by merger, consolidation, reorganization or recapitalization of the Company or any affiliate, or acquisition, divestiture, split-up, split-off or spin-off of an affiliate or business unit of the Company. The 2004 LTIP requires the administrator to apply consistent standards in determining the Adjusted EBITDAR applicable to any award. If the administrator determines that no such adjustment is advisable, then the Adjusted EBITDAR used in determining the value of the award will equal unadjusted EBITDAR.

Administration

      The 2004 LTIP will be administered by the Board of Directors or, to the extent expressly authorized by the Board of Directors, a duly appointed committee of the Board of Directors. In the case of awards to be granted to executive officers or others whose remuneration may be subject to the limits of Section 162(m) of the Code, all award determinations and certifications required by Section 162(m) will generally be made by a committee of the Board of Directors comprised solely of two or more “outside directors” within the meaning of Section 162(m). (For purposes of this discussion, the term “administrator” refers to either the Board of Directors or such committee(s).) Subject to the provisions of the 2004 LTIP, the administrator determines the persons to whom awards are to be granted, the number of LTIP Units subject to each award, the value of EBITDAR, Adjusted EBITDAR, LTIP Unit Value and the Strike Price applicable to each award, the timing and terms of vesting and exercise of each award, the time of expiration of each award, and all other terms and conditions of the awards. The administrator may amend, modify, extend, cancel, renew, reprice or otherwise adjust the Strike Price of, or grant a new award in substitution for, any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the exercisability or vesting of any award. The 2004 LTIP provides, subject to certain limitations, for indemnification by the Company of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the 2004 LTIP. The Board of Directors will interpret the 2004 LTIP and awards granted thereunder, and all determinations of the Board of Directors will be final and binding on all persons having an interest in the 2004 LTIP or any award.

Eligibility

      Awards may be granted under the 2004 LTIP only to employees of any present or future parent or subsidiary affiliate of the Company. In addition, awards may be granted to prospective employees in connection with written offers of employment, provided that no award may vest or become exercisable prior to such person’s commencement of employment. As of March 25, 2004, there were approximately 6,122 employees of the Company’s subsidiaries who were eligible for the grant of awards under the 2004 LTIP.

Grant of Awards

      Generally, within 90 days after the commencement of each fiscal year of the Company, the administrator will determine and certify in writing EBITDAR, Adjusted EBITDAR and LTIP Unit Value on the basis of the Company’s audited financial statements for the immediately preceding fiscal year. These values are used to establish the Strike Price for any awards to be granted and the value of awards to be exercised during the current fiscal year. Awards may be granted at such times and for such numbers of LTIP Units as the administrator determines. However, awards generally will be granted in each fiscal year during the term of the 2004 LTIP as soon as practicable following the completion of the audit of the Company’s financial statements for the immediately preceding fiscal year. Awards will normally be granted for a number of LTIP Units determined by dividing a multiple (as set forth in the following table) of an employee’s then current base salary by the applicable Strike Price:

Base Salary
Employee	Multiple

Chief Executive Officer	3.50
Executive Vice Presidents	2.25
Executive Staff	1.25
Management Staff	0.75

In addition, awards for 1,000 LTIP Units normally will be granted to employees who qualify under the Company’s “front line award program.” In general, employees newly hired during a fiscal year will receive a prorated award, and employees promoted during a fiscal year to positions which would merit a larger award under the foregoing table will receive an additional prorated award for their period of service during the year in their new positions. Because the Company did not grant stock options or other long-term incentive awards during 2003, the 2004 LTIP provides for the grant of additional awards in 2004 for the number of LTIP Units determined under the foregoing table, subject to proration as described above for employees who were hired or promoted during 2003. In no event may any employee be granted one or more awards under the 2004 LTIP in any fiscal year for more than 1,200,000 LTIP Units in the aggregate.

Terms and Conditions of Awards

      Each award granted under the 2004 LTIP will be evidenced by a written agreement between the Company and the participant specifying the number of LTIP Units subject to the award and the other terms and conditions of the award, consistent with the requirements of the 2004 LTIP. Participants are not required to pay any monetary consideration to receive or to exercise an award. Subject to the participant’s continued service, awards will generally become vested for 40% of the LTIP Units subject to the award on January 1 of the second year following the year of grant and for an additional 20% of the LTIP Units on January 1 of each of the next three years thereafter. However, the vesting of certain awards granted in 2004 will be accelerated by one year in consideration of a participant’s service in 2003, when the Company did not grant any awards under a stock option or other long-term incentive plan. The vesting of awards granted under the 2004 LTIP will be accelerated in full upon a participant’s death, permanent and total disability or retirement.

      Participants may voluntarily exercise vested LTIP Units at any time during a 60-day annual exercise period beginning on the first business day following the Company’s public filing of its annual report. Vested LTIP Units will be exercised automatically if the award would otherwise expire or terminate unexercised and the exercise of the LTIP Units would result in a payment to the participant or if the LTIP Unit Value Cap to which a vested award is subject is reached or exceeded during an annual exercise period. Upon the exercise of an award, the participant will become entitled to receive for each vested LTIP Unit exercised the excess of the LTIP Unit Value applicable on the exercise date over the Strike Price. The Company will pay the amount due to the participant, less applicable tax withholding, by check within 30 days following the exercise date, unless the participant is eligible to participate in the Company’s Deferred Compensation Plan and has elected to defer receipt of such payment pursuant to that plan.

      Awards granted under the 2004 LTIP may not have a term exceeding ten years, and, unless otherwise determined by the administrator, will generally have a term of ten years, except that certain awards granted in 2004 will have a term of nine years. Except in the case of death, total and permanent disability or retirement, a participant whose service with the Company terminates will forfeit any unvested LTIP Units and may exercise any vested LTIP Units within three months of termination. If a participant’s service terminates as a result of death, permanent and total disability or retirement, the participant’s LTIP Units will become immediately vested in full and may be exercised within 24 months of such termination. Any vested LTIP Units that would otherwise terminate at the end of such three and 24-month periods or that would expire upon termination of the award’s term will be exercised automatically. Awards are not transferable except by will or the laws of descent and distribution.

Termination or Amendment

      The 2004 LTIP will continue in effect until terminated by the Board of Directors. The Board of Directors may terminate the 2004 LTIP at any time, provided that such termination generally may not affect any outstanding award without the consent of the participant. However, the Board of Directors may elect to terminate the 2004 LTIP and all (but not less than all) outstanding awards at any time, provided that in such event the vesting of all awards will be accelerated in full and all awards will be exercised automatically, with each participant becoming entitled to receive for each LTIP Unit subject to the participant’s award the excess of 120% of the then applicable LTIP Unit Value (but not to exceed any applicable LTIP Unit Value Cap) over the Strike Price of the award. The Board of Directors may amend the 2004 LTIP or any award at any time, provided that no such amendment may adversely affect an outstanding award without the consent of the affected participant, unless necessary to comply with applicable law.

Summary of U.S. Federal Income Tax Consequences

      The following summary is intended only as a general guide as to the U.S. federal income tax consequences under current law of participation in the 2004 LTIP and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

      A participant generally recognizes no taxable income as the result of the receipt or vesting of an award under the 2004 LTIP. Upon the exercise of an award, the participant will normally recognize ordinary income in the amount of the payment received. Such ordinary income generally is subject to withholding of income and employment taxes. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of an award, except to the extent such deduction is limited by applicable provisions of the Code.

Awards Granted to Certain Persons

      The table below sets forth the awards granted under the 2004 LTIP in March 2004 to certain individuals and groups of employees of the Company’s subsidiaries. This table is furnished pursuant to the rules of the SEC.

NEW PLAN BENEFITS

Name and Position	LTIP Units

T. Gary Rogers, Chairman of the Board of Directors and Chief Executive Officer	298,780
Timothy F. Kahn, Executive Vice President and Chief Operating Officer	135,000
Thomas M. Delaplane, Executive Vice President — Sales	103,170
William R. Oldenburg, Executive Vice President — Operations	103,170
J. Tyler Johnston, Executive Vice President — Marketing	96,586
Alberto E. Romaneschi, Executive Vice President — Finance and Chief Financial Officer	64,021
All current executive officers, as a group	800,727
All current directors who are not executive officers, as a group	0
All employees, excluding executive officers, as a group	1,803,203

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2004 LONG-TERM INCENTIVE PLAN.

Approval of Appointment of Independent Public Accountants

      PwC has been appointed to be the Company’s independent public accountants for the fiscal year ending December 25, 2004 and was the independent public accountants for the Company during the fiscal year ended December 27, 2003. PwC was the independent public accountants for DGIC during fiscal 2002 and for the first half of fiscal 2003, until the closing of the Dreyer’s Nestlé Transaction.

      The appointment of independent public accountants is made annually by the Audit Committee and is subsequently submitted to the stockholders for approval. In making its appointment, the Audit Committee reviews both the audit scope and estimated audit fees for the coming year. In addition, the Audit Committee reviews the types of professional services provided by PwC to determine whether the rendering of such services would impair the independence of PwC. Should stockholder approval not be obtained, the Audit Committee of the Board of Directors will consider it a directive to select and retain other independent public accountants.

      A representative or representatives of PwC will be present at the Annual Meeting and will be afforded an opportunity to make a statement if they so desire and will be available to respond to questions raised orally at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE 2004 FISCAL YEAR AND THEREAFTER UNTIL A SUCCESSOR IS APPOINTED.

VOTING INFORMATION

General Voting Information

      A stockholder may, with respect to the election of directors: (i) vote for the election of all the director nominees named herein; (ii) withhold authority to vote for the director nominees; or (iii) vote for the election of any of such director nominee(s) and against any of the other director nominee(s) by so indicating on the proxy. Withholding authority to vote for a director nominee will not prevent such director nominee from being elected. A stockholder may, with respect to each other matter specified in the notice of the Annual Meeting:

(a) vote “FOR” the matter; (b) vote “AGAINST” the matter; or (c) “ABSTAIN” from voting on the matter. Shares will be voted as instructed in the accompanying proxy on each matter submitted to stockholders. If there are no instructions from the stockholder on an executed proxy, the proxy will be voted as recommended by the Board of Directors.

      The Company’s Bylaws provide that a majority of all the shares entitled to vote, whether present in person or represented by proxy, will constitute a quorum for transaction of business at the Annual Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present for quorum purposes for the election of directors, ratification of PwC and approval of the 2004 LTIP. Abstentions will have no effect on the outcome of the votes on the proposals. Broker non-votes will be considered as shares not entitled to vote and will therefore not be considered in the tabulation of the votes. Approval of each matter specified in the Annual Meeting notice requires the affirmative vote of either a majority or a plurality of the shares of Class A Callable Puttable Common Stock present in person or by proxy at the Annual Meeting and entitled to vote on such matter.

Votes Required For Approval

      Election of Directors: Plurality of the votes of the shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting.

      Approval of 2004 LTIP: Majority of the shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting.

      Approval of PwC as independent public accountants: Majority of the shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting.

Voting Via the Internet or by Telephone

Shares Registered Directly in the Name of the Stockholder

      If you are a stockholder with shares registered directly with the Company’s transfer agent, you may vote telephonically by calling 1-800-690-6903 or you may vote via the Internet at the following address on the World Wide Web, and follow the instructions on your screen:

      http://www.proxyvote.com

Shares Registered in the Name of a Brokerage Firm or Bank

      A number of brokerage firms and banks are participating in a program provided through ADP that offer telephone and Internet voting options. If your shares are held in an account at a brokerage firm or bank participating in the ADP program, you may vote those shares telephonically by calling the telephone number referenced on your voting form or you may vote via the Internet at the following address on the World Wide Web, and follow the instructions on your screen:

      http://www.proxyvote.com

PROPOSALS OF STOCKHOLDERS

      The 2004 Annual Meeting of Stockholders will be held on May 19, 2004. The SEC has adopted regulations that govern the inclusion of stockholder proposals in the Company’s annual proxy materials. Pursuant to the Bylaws of the Company, stockholder proposals submitted for inclusion in the Company’s proxy statement and form of proxy relating to the Company’s next Annual Meeting of Stockholders must be received by the Company not less than 90 days nor more than 120 days prior to the anniversary of the 2004 Annual Meeting. For the 2005 Annual Meeting of Stockholders, proposals must be received by the Company between the dates of January 18, 2005 and February 19, 2005. If the Company is not notified of a stockholder proposal by February 19, 2005, then the Board of Directors’ proxies will have discretionary authority to vote on such stockholder proposal, even though such proposal is not discussed in the proxy statement. In order to curtail any controversy as to the date on which a proposal was received by the Company, it is suggested that proposals be submitted by Certified Mail, Return Receipt Requested, and be addressed to the Secretary of Dreyer’s Grand Ice Cream Holdings, Inc., 5929 College Avenue, Oakland, California 94618.

OTHER MATTERS

      The Company knows of no other business to be presented at the Annual Meeting. If other matters do properly come before the Annual Meeting, it is intended that the proxy holders will vote on them in accordance with their best judgment.

By Order of the Board of Directors,

MARK LEHOCKY
Vice President, General Counsel and Secretary

Oakland, California

April 22, 2004

APPENDIX A

DREYER’S GRAND ICE CREAM HOLDINGS, INC.

CHARTER OF THE AUDIT COMMITTEE OF

THE BOARD OF DIRECTORS

      This charter governs the operations of the Audit Committee of the Board of Directors of Dreyer’s Grand Ice Cream Holdings, Inc. (the “Corporation”). The Audit Committee shall be comprised of at least three directors, each of whom shall satisfy the applicable membership requirements of the rules of The Nasdaq Stock Market. All committee members shall be financially literate. In addition, the Audit Committee shall not include any member who:

•	accepts any consulting, advisory, or other compensatory fee from the Corporation, other than in his or her capacity as a member of the Audit Committee, the Board of Directors, or

•	is an affiliated person of the Corporation or any subsidiary of the Corporation.

      The primary purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Corporation and the audits of the Corporation’s financial statements. Management of the Corporation is responsible for the preparation, presentation and integrity of the Corporation’s financial statements and maintaining appropriate accounting and financial reporting principles, policies, internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for planning and carrying out proper audits and reviews of the Corporation’s financial statements and other procedures. It is not the duty or responsibility of the Audit Committee or its members to conduct any type of auditing or accounting review or procedure, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Corporation that it receives information from and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations, absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

      The members of the Audit Committee shall be appointed by the Board and shall serve until their successors are duly elected and qualified or their earlier resignation or removal. Any member of the Audit Committee may be replaced by the Board. Unless a chairman is elected by the full Board, members of the Audit Committee may designate a chairman by majority vote of the Audit Committee membership. The Corporation shall provide appropriate funding, as determined by the Audit Committee, to permit the Audit Committee to perform its duties under this charter and to compensate advisors, including legal, accounting or other outside advisors or experts retained to assist the Audit Committee in fulfilling its duties under this charter.

      The Audit Committee shall:

      1.     Hold such regular meetings as may be necessary and such special meetings as may be called by the Chairman of the Audit Committee or at the request of the independent accountants;

      2.     Be directly and solely responsible for the appointment, compensation, retention and oversight of the Corporation’s independent accountants; evaluate their independence, qualifications and performance; review the range and cost of audit and non-audit services performed by the independent accountants; approve in advance the engagement of the independent accounting firm for all audit services and non-audit services, based on independence, qualifications and, if applicable, performance, and approve the fees and other terms of any such engagement; provided, however, that (i) the Audit Committee may establish pre-approved policies and procedures for any engagement to render such services, provided that such polices and procedures (x) are detailed as to particular services, (y) do not involve delegation to management of the Audit Committee’s responsibilities hereunder and (z) provide that, at its next scheduled meeting, the Audit Committee is informed as to each such service for which the independent accountant is engaged pursuant to such policies and procedures, and (ii) the Audit Committee may delegate to one or more members of the Audit Committee the authority to grant pre-approvals for such services, provided that (a) the decisions of such member(s) to grant any such pre-approval shall be presented to the Audit Committee at its next scheduled meeting and

(b) the Audit Committee has established policies and procedures for such pre-approval of services consistent with the requirements of clauses (i)(x) and (y) above.

      3.     Periodically review and discuss with the independent accountants (i) the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, and (ii) any formal written statements received from the independent accountants consistent with and in satisfaction of Independence Standards Board Standard No. 1, as amended, including without limitation, descriptions of (x) all relationships between the independent accountants and the Corporation, (y) any disclosed relationships or services that may impact the independent accountants’ objectivity and independence and (z) whether any of the Corporation’s senior financial personnel were recently employed by the independent accountants.

      4.     Confer with the independent accountants and management concerning the scope of the independent accountants’ examinations of the books and records of the Corporation and its subsidiaries; direct the attention of the independent accountants to specific matters or areas deemed by the Audit Committee to be of special significance; and authorize the accountants to perform supplemental reviews or audits as the Audit Committee may deem desirable;

      5.     Review with management and the independent accountants significant risks and exposures, complex or unusual transactions, audit activities, and audit findings;

      6.     Review with management and the independent accountants the Corporation’s audited financial statements, including accompanying reports and analyses, the independent accountants’ opinion rendered with respect to such financial statements, including a review of the nature and extent of any significant changes in accounting principles or the application therein, and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operation to be included in the Corporation’s Annual Report on Form 10-K, and recommend to the Board of Directors whether the financial statements should be included in the Corporation’s annual report on Form 10-K;

      7.     Review and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies; the Chairman of the Audit Committee may represent the entire committee for the purposes of this review;

      8.     Review the interim financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Corporation’s Quarterly Report on Form 10-Q, and discuss the results of the quarterly review and any other matters required to be communicated to the Audit Committee by the independent accountants under generally accepted auditing standards; the Chairman of the Audit Committee may represent the entire committee for the purposes of this review;

      9.     Obtain from the independent accountants their recommendations regarding internal control and other matters relating to the accounting procedures and the books and records of the Corporation and its subsidiaries; review and discuss with management the adequacy of the Corporation’s internal controls and procedures for financial reporting; review with the independent accountants the attestation to and report on internal controls and procedures, and the assessment made by management; and review the correction of controls and procedures deemed to be deficient in light of management’s assessment or the independent accountants’ report;

      10. Adopt a policy assuring the rotation, as required by law, of the lead audit partner every five years, and consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm, and report to the Board of Directors on its conclusions;

      11. Approve as necessary the termination of the engagement of the independent auditor and select a replacement independent auditor;

      12. Review with the independent accountants any significant difficulties encountered during the course of the audit, any restrictions on the scope of work or access to required information and any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements; review with the independent accountants any accounting adjustments that were noted or proposed by the auditor but that were “passed” (as immaterial or otherwise), any communications between the audit team and the auditor’s national office respecting significant auditing or accounting issues presented by the engagement and any “management” or “internal control” letter or schedule of unadjusted differences issued, or proposed to be issued, by the independent accountants to the Corporation;

      13. Review with the independent accountants the critical accounting policies and practices used by the Corporation, all alternative treatments of financial information within generally accepted accounting principles that the independent accountants have discussed with management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent accountants;

      14. Review and approve all related-party transactions after reviewing each such transaction for potential conflicts of interests and other improprieties;

      15. Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters; adopt, as necessary, appropriate remedial measures or actions with respect to such complaints or concerns;

      16. Adopt a Code of Conduct for all employees and directors, which meets the requirements of Item 406 of Regulation S-K promulgated by the Securities and Exchange Commission, and provide for prompt review and disclosure to the public of any change in, or waiver of, such Code of Conduct; review such Code of Conduct periodically and recommend such changes to the Code of Conduct as the Audit Committee deems appropriate, and adopt procedures for monitoring and enforcing compliance with the Code of Conduct; establish procedures for granting waivers of the Code of Conduct by the Audit Committee and implement a system to notify the Corporation’s Chief Financial Officer and General Counsel of any such waivers; review conduct alleged to be in violation of such Code of Conduct and adopt as necessary or appropriate, remedial, disciplinary, or other measures with respect to such conduct;

      17. Provide an independent, direct communication, between the Board of Directors, financial management of the Corporation, and the independent accountants;

      18. Report through its Chairman to the Board of Directors following meetings of the Audit Committee;

      19. Maintain minutes or other records of meetings and activities of the Audit Committee;

      20. Review and reassess the Charter’s adequacy at least annually, periodically review the powers and duties of the Audit Committee and report and make recommendations to the Board of Directors on these responsibilities;

      21. Conduct or authorize investigations into any matters within the Audit Committee’s scope of responsibilities; the Audit Committee shall be empowered to retain independent counsel, accountants, or others to assist in the conduct of any investigation; and

      22. Consider such other matters in relation to the financial statements and accounts, the internal controls, and the external audit of the Corporation, as the Audit Committee may in its discretion determine to be advisable.

APPENDIX B

March 26, 2004

Securities and Exchange Commission

Washington, D.C. 20549

Ladies and Gentlemen:

      We were previously principal accountants for Nestlé Ice Cream Company, LLC and subsidiaries, and, under the date of January 17, 2003, except as to Note 3 which is as of June 16, 2003, we reported on the consolidated financial statements of Nestlé Ice Cream Company, LLC and subsidiaries (NICC), as of December 31, 2002 and 2001 and for each of the years in the three-year period ended December 31, 2002. On June 26, 2003, our appointment as principal accountants was terminated. We have read Dreyer’s Grand Ice Cream Holdings, Inc. statements included in Appendix B of its Proxy Statement to be mailed to shareholders on or about April 22, 2004, and we agree with such statements, except that we are not in a position to agree or disagree with any comments related to PricewaterhouseCoopers, LLP.

Very truly yours,

B-1

DREYERS GRAND ICE CREAM HOLDINGS, INC.
C/O MELLON INVESTOR SERVICES LLC
85 CHALLENGER ROAD — 2ND FLOOR
RIDGEFIELD PARK, NJ 07660

VOTE BY INTERNET — www.proxyvote.com
 Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE — I-800-690-6903
 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
 Mark, sign and date your proxy card and return it in the postage- paid envelope we’ve provided or return to Dreyer’s Grand Ice Cream Holdings, Inc., c/o ADP, 51 MercedesWay, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DREYERS GRAND ICE CREAM HOLDINGS, INC.

     Vote On Directors

1.	The election of ten directors.

          Nominees:

1)	Jan L. Booth
2)	Peter Brabeck-Letmathe
3)	William F. Cronk, III
4)	Tahira Hassan
5)	John W. Larson
6)	Carlos E. Represas
7)	T. Gary Rogers
8)	Jorge M. Sadurni
9)	Timothy P. Smucker
10)	Joe Weller

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s number on the line below.

☐	☐	☐

Vote On Proposals		For	Against	Abstain

2.	The approval of the Company’s 2004 Long-Term Incentive Plan.	☐	☐	☐

3.	The approval of PricewaterhouseCoopers LLP as the Company’s independent public accountants for the 2004 fiscal year of the Company.	☐	☐	☐

4.	With discretionary authority on such other matters as may properly come before the meeting.

THE SHARES COVERED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES MADE. WHEN NO CHOICE IS MADE, THIS PROXY WILL BE VOTED FOR THE LISTED NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2 AND 3.

Please date and sign exactly as your name(s) appears on these shares. If signing for estates, trusts, or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

     PROXY

DREYER’S GRAND ICE CREAM HOLDINGS, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2004
ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints T. Gary Rogers, and Mark LeHocky, or either of them, each with power of substitution and revocation, as the proxy or proxies of the undersigned,to represent the undersigned and vote all shares of Class A Callable Puttable Common Stock, $0.01 par value, of DREYER’S GRAND ICE CREAM HOLDINGS, INC., which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of DREYER’S GRAND ICE CREAM HOLDINGS, INC., to be held at the Nile Hall in Preservation Park, 1233 Preservation Parkway, Oakland, California on Wednesday, May 19, 2004, at 2:00 p.m. and at any postponements or adjournments thereof, upon the matters stated on the reverse.

The 2004 Annual Meeting of Stockholders may be held as scheduled only if a majority of the shares outstanding are represented at the meeting by attendance or proxy.

(Continued, and to be signed, on reverse side.)

DREYERS GRAND ICE CREAM HOLDINGS, INC.
5929 College Avenue
Oakland, CA 94618-1391

VOTE BY MAIL
 Mark, sign and date your proxy card and return it in the postage- paid envelope we’ve provided to Dreyer’s Grand Ice Cream Holdings, Inc. Attn: Scott Webster, 5929 College Avenue, Oakland, CA 94618-1391. Please ensure that we receive your completed proxy card by May 18, 2004.

The undersigned hereby appoints T. Gary Rogers, and Mark LeHocky, or either of them, each with power of substitution and revocation, as the proxy or proxies of the undersigned, to represent the undersigned and vote all shares of Class B Common Stock, $0.01 par value, of DREYER’S GRAND ICE CREAM HOLDINGS, INC., which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of DREYER’S GRAND ICE CREAM HOLDINGS, INC., to be held at the Nile Hall in Preservation Park, 1233 Preservation Parkway, Oakland, California on Wednesday, May 19, 2004, at 2:00 p.m. and at any postponements or adjournments thereof, upon the matters stated on the reverse.

The 2004 Annual Meeting of Stockholders may be held as scheduled only if a majority of the shares outstanding are represented at the meeting by attendance or proxy.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DREYERS GRAND ICE CREAM HOLDINGS, INC.

     Vote On Directors

1.	The election of ten directors.

          Nominees:

1)	Jan L. Booth
2)	Peter Brabeck-Letmathe
3)	William F. Cronk, III
4)	Tahira Hassan
5)	John W. Larson
6)	Carlos E. Represas
7)	T. Gary Rogers
8)	Jorge M. Sadurni
9)	Timothy P. Smucker
10)	Joe Weller

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s number on the line below.

☐	☐	☐

Vote On Proposals		For	Against	Abstain

2.	The approval of the Company’s 2004 Long-Term Incentive Plan.	☐	☐	☐

3.	The approval of PricewaterhouseCoopers LLP as the Company’s independent public accountants for the 2004 fiscal year of the Company.	☐	☐	☐

4.	With discretionary authority on such other matters as may properly come before the meeting.

THE SHARES COVERED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES MADE. WHEN NO CHOICE IS MADE, THIS PROXY WILL BE VOTED FOR THE LISTED NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2 AND 3.

Please date and sign exactly as your name(s) appears on these shares. If signing for estates, trusts, or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date